                           SCHEDULE 14C - INFORMATION
                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Check the appropriate box:

[ ] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14c-5(d)(2))
[X] Definitive Information Statement


                             THE HAVANA GROUP, INC.
--------------------------------------------------------------------------------
                   (Name of Registrant As Specified In Charter


Payment of Filing Fee (Check the appropriate box):

         [X] No fee required.
         [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and
             0-11.

         1)  Title of each class of securities to which transaction applies:

             ___________________________________________________________________

         2)  Aggregate number of securities to which transaction applies:

             ___________________________________________________________________

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined):

             ___________________________________________________________________

         4)  Proposed maximum aggregate value of transaction:

             ___________________________________________________________________

         5)  Total fee paid:

             ___________________________________________________________________

         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

         1)  Amount Previously Paid: ___________________________________________

         2)  Form, Schedule or Registration Statement No.: _____________________

         3)  Filing Party: _____________________________________________________

         4)  Date Filed: _______________________________________________________

                             THE HAVANA GROUP, INC.
                               7090 WHIPPLE AVENUE
                               N. CANTON, OH 44720
                                  330-244-9720


                              INFORMATION STATEMENT
            SHAREHOLDER MAJORITY ACTION IN LIEU OF AN ANNUAL MEETING
                            ON OR ABOUT JULY 8, 2004


         NOTICE IS HEREBY GIVEN TO ALL SHAREHOLDERS THAT A MAJORITY ACTION OF SHAREHOLDERS IN LIEU OF AN ANNUAL MEETING (THE "ACTION") OF THE HAVANA GROUP, INC., A DELAWARE CORPORATION, (THE "COMPANY") WILL BE TAKEN ON OR ABOUT JULY 8, 2004 TO ADOPT THE FOLLOWING:


         (1) To elect directors of the Company for the coming year;

         (2) To ratify, adopt and approve the selection of Stefanou & Company as the Company's independent auditors for the year ending December 31, 2004; and

         (3) To consider and vote upon an amendment to the Company's Certificate of Incorporation and the filing of said amendment with the Secretary of State of the State of Delaware to change the name of the Company to Surge Global Energy, Inc. or such other name as designated and approved by the Company's Board of Directors.

         Only shareholders of record at the close of business on June 7, 2004 are entitled to receipt of this Information Statement.


                                            By Order of the Board of Directors

                                            William L. Miller,
                                            Chairman and Chief Executive Officer

June 14, 2004

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                              INFORMATION STATEMENT

         The Board of Directors of The Havana Group, Inc. ("Havana" or "the Company") is furnishing this Information Statement (which includes the Company's annual report on Form 10-KSB for its fiscal year ended December 31, 2003, exclusive of exhibits), to shareholders on or about June 16, 2004.

         This Information Statement is being furnished to the stockholders of the Company in connection with proposals (i) to elect directors of the Company for the coming year, (ii) to ratify, adopt and approve the selection of Stefanou & Company LLP as the Company's independent auditors for the year ending December 31, 2003, and (iii) to ratify, adopt and approve an amendment to the Company's Certificate of Incorporation and the filing of said amendment with the Secretary of State of the State of Delaware to change the name of the Company to Surge Global Energy, Inc. or such other name as designated and approved by the Company's Board of Directors.

         The Company has authorized 75,000,000 shares of Common Stock, $.001 par value. Of the 75,000,000 shares, there are 21,534,974 shares of Common Stock outstanding as of June 7, 2004. The Company has authorized 10,000,000 shares of Preferred Stock, $.001 par value, of which 5,000,000 shares are designated as Series A Preferred Stock and 1,100,000 shares are designated as Series B Preferred Stock. The Series A Preferred Stock and Series B Preferred Stock have the same voting rights as the holders of Common Stock for purposes of the shareholders' majority action in lieu of a meeting, bringing the total number of voting shares to 27,634,974. The proposals contained in the preceding paragraph are expected to be adopted by the written consent of the holders of a majority in interest in the Company's outstanding Common Stock and submitted to the Secretary of the Company on or about July 8, 2004 (the "Written Consent Effective Date"). If the proposals were not adopted by written consent, it would have been required to be considered by the Company's stockholders at an annual or special stockholders' meeting convened for the specific purpose of approving the proposals.

         The elimination of the need for an annual or special meeting of stockholders to approve the proposals is made possible by Section 228 of the Delaware Corporation Law (the "Delaware Law") which provides that the written consent of the holders of outstanding shares of common stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such an annual or special meeting. In order to eliminate the costs and management time involved in holding an annual or special meeting and in order to effect the proposals as early as possible in order to accomplish the purposes of the Company, as hereinafter described, the Board of Directors of the Company voted to utilize the written consent of the holders of a majority in interest of the Company's outstanding voting capital stock

         The date on which this Information Statement will first be sent to the stockholders is on or about June 16, 2004. The record date established by the Company for purposes of determining the number of outstanding shares of Common Stock of the Company is June 7, 2004 (the "Record Date").

         Inasmuch as the Company will have provided to its stockholders of record this Information Statement, the Company will notify its stockholders in its next filing under the Securities and Exchange Act of 1934, as amended, of the Written Consent Effective Date of the three proposals. No additional action will be undertaken pursuant to such written consents, and no dissenters' rights under the Delaware Law are afforded to the Company's stockholders as a result of the adoption of the proposals.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

          The following table sets forth as of March 31, 2004, certain information with respect to he beneficial ownership of Common Stock and Series A and Series B Preferred Stock by each person or entity known by the Company to be the beneficial owner of 5% or more of such shares, each officer and director of the Company, and all officers and directors of the Company as a group.

                                                                                   Shares of Series A and B
                                       Shares of                                          Preferred
                                      Common Stock                                          Stock
                                   Beneficially Owned                                 Beneficially Owned
                                   -------------------                            ----------------------------
NAME AND ADDRESS OF
BENEFICIAL OWNERS(1)(2)                NUMBER                   PERCENT(3)          NUMBER          PERCENT(4)
--------------------------------------------------------------------------------------------------------------
Duncan Hill, Inc.                        866,000(4)                  4.3%            6,100,000(4)       100%

William L. Miller (5)(8)               3,966,000(8)                 19.0             6,100,000(5)       100%

Chet Idziszek (6) (7)                    600,000                     2.9                  -0-            -0-

Orin E. Atkins (6)                       400,000                     1.9                  -0-            -0-

Richard DeY Manning (6)                  400,000                     1.9                  -0-            -0-

Frederick Berndt(9)                    3,900,000                    18.8                  -0-            -0-

All five Officers and
Directors and
Duncan Hill as a Group (10)            9,556,000                    43.2             6,100,000(5)        100%

Steven Heard                           4,600,000                    22.8                  -0-            -0-

-------------

(1) Beneficial ownership as reported in the table above has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934 (the "Exchange Act"). or investment power, have been deemed beneficially owned. Accordingly, except as noted, all of the Company's securities over which the officers and directors and nominees named, or as a group, directly or indirectly have, or share voting.

(2) All addresses are c/o The Havana Group, Inc., 7090 Whipple Avenue N.W., North Canton, Ohio 44720.

(3) Calculated based upon 20,207,701 shares of Common Stock outstanding without giving effect to the possible exercise of outstanding Class A Warrants and Options, except those required under the attribution rules of the Exchange Act.

(4) Calculated based upon 5,000,000 shares of Series A Preferred Stock and 1,100,000 Series B Preferred Stock outstanding. The holders of the Series A Preferred Stock are entitled to one vote for each share held of record on all matters submitted to a vote of the stockholders. The Series A Preferred Stock has no conversion right. Each share of Series B Preferred Stock is convertible at the option of the holder into one share of Common Stock at any time after the Company has pre-tax earnings of at least $500,000 in any calendar year.

(5) Mr. Miller may be deemed to beneficially own all Duncan Hill's shares of capital stock based upon his and his wife's 68% controlling interest in Duncan Hill's shares of Common Stock. The table above reflects his controlling interest of 866,000 shares owned by Duncan and 2,700,000 shares of Havana's Common Stock and options and warrants to purchase 400,000 shares of Common Stock, which are directly beneficially owned by him. Mr. Miller by virtue of his beneficial ownership of Common Stock and Preferred Stock has the right to vote 10,066,000 shares of the Company's Voting Stock (exclusive of his 400,000 shares issuable upon exercise of outstanding options and warrants) representing 37.6% of the outstanding Voting Stock of the Company.

(6) Includes options to purchase 400,000 shares of Common Stock.

(7) Does not include 1,000,000 shares of Common Stock which will be issued to a company controlled by him at such time as the first payment is made to Cynthia Holdings Ltd. as described in Item 12.

(8) Mr. Miller has granted Company's securities counsel an option to purchase 100,000 of shares of Common Stock subject to the approval of the Company's Board of Directors. Mr. Miller further agreed that, should Board approval not be forthcoming, Mr. Miller would provide the Common Stock owned by him personally. The exercise price is $.30 per share.

(9) Does not include 325,000 shares owned by his father, Frederick E. Berndt.

(10) Includes options and warrants to purchase 1,600,000 shares.


                           PROPOSAL TO RE-ELECT DIRECTORS

         It is anticipated that the written consents to be submitted to the Secretary of the Company at the Written Consent Effective Date will include the re-election of the Company's existing four directors for a period of one year and until their successors are elected and shall qualify. The written consents are intended to be a cost effective substitute to eliminate the need to hold a 2004 annual meeting of the Company's stockholders. The following four directors of the Company are expected to be re-elected to continue to serve as directors of the Company. There is currently one vacancy in the Board which will be eliminated by this Stockholder Meeting. The vacancy was created by the resignation of Orin E. Atkins in the second quarter of 2004.

                                            Term            First
                                            of              Became              Principal
Name                          Age           Office          Director            Occupation
----                          ---           ------          --------            ----------
William Miller                65             (1)            1997                Chairman of the Board
                                                                                and Chief Executive
                                                                                Officer of the Company
Frederick Berndt              29             (1)            2002                Vice President of
                                                                                the Company
Chet Idziszek                 52             (1)            2002                President of Ormin
                                                                                Explorations Ltd.
Richard DeY Manning           78             (1)            2002                Attorney

-------------

(1) Directors are elected at the annual meeting of stockholders and hold office to the following annual meeting.

Identities of Executive Officers
--------------------------------

        William L. Miller is Chairman of the Board, Chief Executive Officer, Principal Financial Officer, Secretary and Treasurer of the Company. Frederick Berndt is Vice President of the Company. The terms of all officers expire at the annual meeting of directors following the annual stockholders meeting. Officers serve at the pleasure of the Board and may be removed, either with or without cause, by the Board of Directors, and a successor elected by a majority vote of the Board of Directors, at any time.

Biographies of the Company's Nominees to the Board.
---------------------------------------------------

         The biographies of the Company's four nominee's to serve as directors are described in Item 9 of the Company's Form 10-KSB for its fiscal year ended December 31, 2003, which are incorporated by reference. For a copy of the Form 10-KSB, see Appendix A to this Information Statement.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

         The Company has four directors. During 2003, the Board held four meetings and took action by unanimous consent of the Board of Directors in lieu of a meeting on one occasion. During the period for which he was a director in 2003, each of the Company's current four directors attended at least 75% of all meetings of the Board held in 2003.

COMMITTEES

         The Company had no standing audit, nominating and compensation committees of the Board of Directors or committees performing similar functions.

         The Company is seeking to establish an Audit Committee consisting of at least two independent directors. One current candidate for the Committee includes Richard DeY Manning, who is an independent director (as defined below). The Company is seeking to expand the Board to include at least one new member who is an independent director and may be a "Financial Expert"(as defined below). There can be no assurances given that the Company will successfully appoint an Audit Committee and, if appointed, that the Committee would include at least one "Financial Expert." The definition of "independent director" is defined in Rule 4200(a)(14) of the NASD's Listing Standards. The NASD's listing standards define an "independent director" generally as a person, other than an officer of the Company, who does not have a relationship with the Company that would interfere with the director's exercise of independent judgment. The term "Financial Expert" is defined as a person who has the following attributes: an understanding of generally accepted accounting principals and financial statements; has the ability to assess the general application of such principals in connection with the accounting for estimates, accruals and reserves; experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more persons engaged in such activities; an understanding of internal controls and procedures for financial reporting; and an understanding of audit committee functions. In the event that an Audit Committee is established, its first function would be to adopt a charter.

BOARD REPORT IN LIEU OF AUDIT COMMITTEE REPORT

         The Company's Board of Directors met and held discussions with management and its independent auditors. Management represented to the Board that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Board has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Board discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61

(Communication with the Board). The Company's independent auditors also provided the Board with the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Board Committees) and the Board discussed with the independent auditors and management the auditors' independence, including with regard to fees for services rendered during the fiscal year and for all other professional services rendered by the Company's independent auditors. Based upon the Board's discussion with management and the independent auditors and the Board's review of the representations of management and the report of the independent auditors to the Board, the Board recommended the inclusion of the audited consolidated financial statements in the Company's annual report on Form 10-KSB for the fiscal year ended December 31, 2003.

                                                   William L. Miller, Chairman
                                                   Frederick Berndt
                                                   Richard DeY Manning
                                                   Chet Idziszek


EXECUTIVE COMPENSATION

         Incorporated by reference is the contents of Item 10 of the Company's Form 10-KSB for its fiscal year ended December 31, 2003, a copy of which is annexed to this Information Statement as Appendix A.

CERTAIN TRANSACTIONS

         Incorporated by reference is the contents of Item 12 of the Company's Form 10-KSB for its fiscal year ended December 31, 2003, a copy of which is annexed to this Information Statement as Appendix A.

FINANCIAL AND OTHER INFORMATION

         Accompanying this Information Statement as Appendix A is the Company's 2003 Annual Report on Form 10-KSB for its fiscal year ended December 31, 2003 (excluding exhibits). The Company incorporates by reference the information contained in the Company's 2003 Annual Report.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

        Incorporated by reference is the contents of "Compliance with Section 16(a) of the Securities Exchange Act of 1934" contained in Item 9 of the Company's Form 10-KSB for its fiscal year ended December 31, 2003, a copy of which is annexed to this Information Statement as Appendix A.

                               PROPOSAL TO RATIFY
                THE BOARD'S SELECTION OF STEFANOU & COMPANY, LLP,
                        AS INDEPENDENT AUDITORS FOR 2004

         The Board of Directors has approved the selection of Stefanou & Company, LLP, subject to the ratification of its shareholders, as the Company's independent auditors for 2004. Stefanou & Company, LLP, Certified Public Accountants, audited the Company's financial statements for its last year ended December 31, 2003. Even if the selection is ratified, the Board in its sole discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board believes that such a change would be in the best interests of the Company and its stockholders.

PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         The following table sets forth fees billed to the Company by our auditors during the fiscal years ended December 31, 2003 and 2002 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, (ii) services by our auditor that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees, (iii) services rendered in connection with tax compliance, tax advice and tax planning, and
(iv) all other fees for services rendered.

       ---------------------------------------------  ---------------------
                                 DECEMBER 31, 2003      DECEMBER 31, 2002
       ---------------------------------------------  ---------------------
       1.  Audit Fees               $  46,592               $  73,812
       ---------------------------------------------  ---------------------
       2.  Audit Related Fees              --                      --
       ---------------------------------------------  ---------------------
       3.  Tax Fees                        --                      --
       ---------------------------------------------  ---------------------
       4.  All Other Fees                  --                      --
       ------------------------ --------------------  ---------------------
           Total Fees               $  46,592               $  73,812
       ---------------------------------------------  ---------------------

         Audit fees consist of fees billed for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Russell Bedford Stefanou Mirchandani LLP in connection with statutory and regulatory filings or engagements.

         Audit-related fees consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements, which are not reported under "Audit Fees." There were no Audit-Related services provided in fiscal 2003 or 2002.

         Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning.

         All other fees consist of fees for products and services other than the services reported above. There were no management consulting services provided in fiscal 2003 or 2002.

         Prior to the Company's engagement of its independent auditor, such engagement was approved by the Company's Board of Directors. The services provided under this engagement may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to report to the Company's audit committee (or Board of Directors if no audit committee is established) at least quarterly regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The audit committee (or Board of Directors if no audit committee is established) may also pre-approve particular services on a case-by-case basis. All audit-related fees, tax fees and other fees incurred by the Company for the year ended December 31, 2003, were approved by the Company's Board of Directors.

         It is expected that the written consents submitted to the Secretary of the Company at the Written Consent Effective Date will include the ratification of the Board's selection of Stefanou & Company, LLP, as independent auditors.

               PROPOSAL TO RATIFY, ADOPT AND APPROVE AN AMENDMENT
                  TO THE COMPANY'S CERTIFICATE OF INCORPORATION

        The Company's principal business was the sale of cigars, tobacco and smoking accessory products. In 2003, the Company announced its intention to sell or liquidate its tobacco related business within 12 months. Effective December 31, 2003, the Company terminated its cigar and tobacco related business except for liquidating sales and while performing these liquidating activities, it continues to sell merchandise orders received over its internet website and through the telephone. The Company is currently seeking funding to make investments in the oil and gas exploration business. Management believes it to be in the best interest of the Company to change its name to recognize the Company's contemplated investment interest in the oil and gas industry. Accordingly, the Board of directors has approved, subject to stockholder approval, the filing of an amendment to its Certificate of Incorporation to change Article I to read as follows: "The name of the Company is Surge Global Energy, Inc." In the event that the new proposed name becomes unavailable for any reason whatsoever, it is intended that stockholders will approve a resolution designating a new name as shall be designated and approved by the Board of Directors.

                                 OTHER BUSINESS

         As of the date of this Information Statement, the Board of Directors of the Company knows of no other business which will be presented for consideration of the stockholders of the Company.


                     AVAILABILITY OF SECURITIES AND EXCHANGE
                            COMMISSION'S FORM 10-KSB

THE COMPANY'S ANNUAL REPORT FOR ITS YEAR ENDED DECEMBER 31, 2003 ON FORM 10-KSB INCLUDES THE FINANCIAL STATEMENTS, SCHEDULES AND EXHIBITS THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION; SUCH REPORT IS ATTACHED TO THIS INFORMATION STATEMENT AS APPENDIX A (EXCLUSIVE OF EXHIBITS). ADDITIONAL COPIES OF SUCH REPORT AND EXHIBITS ARE AVAILABLE WITHOUT CHARGE TO THE STOCKHOLDERS UPON WRITTEN REQUEST. SUCH MATERIAL CAN BE OBTAINED BY WRITING TO THE HAVANA GROUP, INC., ATTENTION SHAREHOLDER RELATIONS AT 7090 WHIPPLE AVENUE, N. CANTON, OH 44720.

Stockholders Proposals for the Next Annual Meeting
--------------------------------------------------

         Stockholders wishing to submit a proposal for action at the Company's 2005 Annual Meeting of Stockholders and desiring the proposal to be considered for inclusion in the Company's proxy materials relating thereto must provide a written copy of the proposal to the Secretary of the Company at its principal executive offices not later than March 31, 2005, and must otherwise comply with the rules of the Securities and Exchange Commission relating to stockholder proposals. The Company has the right to request documentary support (as provided in Rule 14a-8 promulgated by the Commission pursuant to the Exchange Act) of the proponent's ownership claim within fourteen (14) calendar days after receipt of the proposal, and the proponent shall furnish appropriate documentation within twenty-one (21) days after receiving such request. Stockholders who submit proposals must, in all other respects, comply with Rule 14a-8 under the Exchange Act. If a proponent fails to notify the Company at least forty-five (45) days prior to the month and day of the prior year's proxy statement, then the management proxies would be allowed their discretionary voting authority when the proposal is presented ay the Annual Meeting, without any discussion of the matter in the proxy statement

                                                     THE HAVANA GROUP, INC.

                                                    By:  /s/ William L. Miller
                                                         -----------------------
                                                         Chief Executive Officer

                                   APPENDIX A

                 FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-KSB

            [X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934 (FEE REQUIRED)

                   For the fiscal year ended December 31, 2003
                                       OR
          [ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (NO FEE REQUIRED)

               For the transition period from ________ to ________

                         COMMISSION FILE NUMBER: 0-24269

                             THE HAVANA GROUP, INC.
             (Exact name of Registrant as specified in its charter)

                Delaware                                       34-1454529
-------------------------------------------               --------------------
     (State or other jurisdiction of                        (I.R.S. Employer
      incorporation or organization)                       Identification No.)

        7090 Whipple Avenue, N.W.
               N. Canton, Ohio                                    44720
-------------------------------------------                   -------------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number,
including area code:                                            (330) 244-8502
                                                                --------------
Former address:
5701 Mayfair Road, N. Canton, Ohio 44720

           SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:
                                      None

           SECURITIES REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

      Common Stock, $.001 par value, Class A Common Stock Purchase Warrants
      ---------------------------------------------------------------------
                                (Title of Class)

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days. Yes [x]. No [ ].

Indicate by check mark if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in part III of this Form 10-KSB or any amendment to this Form 10-KSB [ ].

As of March 31, 2004 at 4:00 P.M., the aggregate market value of the voting stock held by non-affiliates, of approximately 7,941,000 shares of Common Stock, $.001 par value, was approximately $9,927,000 based on the last sale price of approximately $1.25 for one share of Common Stock on such date. The number of shares issued and outstanding of the Registrant's Common Stock was 20,207,701 as of March 31, 2004 after giving effect to the issuance of 229,367 shares that have been paid for but not issued. The number of shares issued and outstanding of the Registrant's Preferred Stock was 6,100,000 as of March 31, 2004.

                                     PART I

FORWARD-LOOKING STATEMENTS

We believe this annual report contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties and are based on the beliefs and assumptions of our management, based on information currently available to our management. When we use words such as "believes," "expects," "anticipates," "intends," "plans," "estimates," "should," "likely" or similar expressions, we are making forward-looking statements. Forward-looking statements include information concerning our possible or assumed future results of operations set forth under "Business" and/or "Management's Discussion and Analysis of Financial Condition and Results of Operations."

Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Our future results and stockholder values may differ materially from those expressed in the forward-looking statements. Many of the factors that will determine these results and values are beyond our ability to control or predict. Stockholders are cautioned not to put undue reliance on any forward-looking statements. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. For a discussion of some of the factors that may cause actual results to differ materially from those suggested by the forward-looking statements, please read carefully the information under "Management's Discussion and Analysis of Financial Condition and Results of Operations." In addition to the Management's Discussion and other important factors discussed elsewhere in this annual report, you should understand that other risks and uncertainties and our public announcements and SEC filings could affect our future.

ITEM 1. DESCRIPTION OF BUSINESS

INTRODUCTION

The Havana Group, Inc. (the "Company" or "Havana") is a Delaware corporation which was formed on November 26, 1997 as a wholly-owned subsidiary of E.A. Carey of Ohio, Inc. ("Carey"). Subsequently, Carey was merged into Havana on December 5, 1997 for the purpose of reincorporating in Delaware. Carey, and since the reincorporation, Havana, has owned Monarch Pipe Company ("Monarch") as a wholly-owned subsidiary. Monarch is located in Bristow, Oklahoma. Historically, Monarch has manufactured pipes which were sold exclusively by Havana. As described below, all of the Company's retail tobacco, pipe and accessory business terminated as of December 31, 2003 (except for certain liquidating sales) and the wholesale operations of its subsidiary terminated in March 2002.

As described below, the Company has entered into an agreement to purchase up to an effective 50% interest in an oil and gas exploration project. This project requires substantial financing of an estimated $1,800,000 to complete the Company's initial investment, an estimated $825,000 to fund the initial drilling operations and is likely to require substantial additional financing in the future. There can be no assurances given that these efforts to raise financing will be successful on terms satisfactory to the Company, if at all. In the event that these efforts are unsuccessful to raise sufficient financing for the oil and gas investment, the Company would then be without a business or investment opportunity. The Company's auditors considered these factors, among others, to raise doubt about our ability to continue as a going concern. Recovery of our assets in the normal course of business is dependent upon future events, the outcome of which is indeterminable.

DISCONTINUED P&K OPERATIONS

On August 4, 2000 Havana acquired Phillips & King International, Inc. ("P&K") as a wholly-owned subsidiary. P&K was formed in 1906 by Mr. Harry Phillips, as a wholesale distributor of tobacco, cigars, pipes and related smoking products. P&K sold its products to approximately 3,000 retail shops. P&K's sales reached a peak of $26.7 million in 1997, reflecting the popularity of premium cigars. Following the decline in consumption of premium cigars, P&K's sales dropped 33% in 1998, 22% in 1999 and 20% in 2000. Sales in 1999 were also adversely affected by P&K's Chapter 11 Bankruptcy, filed on a voluntary basis on February 8, 1999. Until its Chapter 11 filing, P&K operated as a subchapter S corporation under the United States Tax Code of 1986, as amended. Prior to Havana's acquisition of P&K, P&K received a Confirmation Order confirming a Plan of Reorganization which has become a final Order. For additional information regarding the terms of Havana's acquisition of P&K, reference is made to Item 1 of Havana's Form 10-K for the fiscal year ended December 31, 2001, which is incorporated herein by reference.

The P&K credit facility was provided by the Wells Fargo Bank, and consisted of a $2,000,000 line of credit based upon levels of Inventory and Receivables. At September 30, 2001, the total amount outstanding was $644,193, but our Company was in default on certain covenants of the loan agreement. As a result, Wells Fargo & Co. notified P&K on November 16, 2001 that P&K was in default of a number of covenants of the Wells Fargo loan agreement, and that they were terminating any commitment to lend under the agreement. Because of this and continuing negative cash flow, the Company discontinued the operation of P&K on March 12, 2002 and transferred all P&K's property to David K. Gottlieb, an Assignee for the Benefit of Creditors. The P&K business was discontinued on March 12, 2002.

DISCONTINUED HAVANA OPERATIONS

Havana was engaged in the business of marketing pipes, cigars, tobaccos and related accessories directly to consumers through its full color catalog (the "Carey Smokeshop Catalog"). The Company had developed and operated a website under the name "EACarey.com" and marketed certain of its products through this website. The Company also operated a retail smokeshop in Canton, Ohio through which it sold pipes, cigars and smoking accessories until the store was closed in January, 2003.

During the fourth quarter of 2002, Havana downsized its operations by assigning its facility lease to a third party, selling a portion of its fixed assets, and relocating to a facility of smaller size. Our present facility consists of 3,500 square feet of warehouse and office, compared with 17,000 square feet in the prior premises. We pay $2,200 per month for this facility, and sub-lease approximately one-half of the facility to an affiliate of the Company. See "Item 2." Merchandising, product development, marketing, fulfillment and delivery were conducted at this facility, with smoking pipe designs manufactured by its wholly owned manufacturing operation, Monarch Pipe Co. in Bristow Oklahoma. Marketing operations were developed by direct marketing through catalogs and Internet sales. The Company printed 45,000 catalogs at the end of the fourth quarter of 2002 and circulated limited catalogs during 2003.

Customer service operations were conducted largely by telephone. During 2002 and 2003, we derived approximately 70%, of our non-club revenue through orders placed over the telephone. Our payment terms have been major credit cards, checks or open account. Our return policy was unconditional.

We conducted our purchasing operations at our general offices in Canton, Ohio where we provided our own data processing services to process its orders and shipments and provide e-mail, networking, and high-speed Internet access. We acquired products for resale in our catalogs from numerous domestic and international vendors. All "Carey" and "Duncan Hill" pipes were manufactured by our wholly-owned subsidiary, Monarch, which supplies approximately 11% of our catalog products.

The Company historically offered our products to consumers through our "Carey's Smokeshop" Catalog, exclusively by mail order and through our website. Due to inadequate financing and the Company's working capital deficiency, Management made the decision in January 2003 to seek to sell or discontinue its traditional operations of selling tobacco products and accessories. While this decision had been made, it was the Company's intention to operate its business for such period of time as is necessary in order to liquidate its inventory and to attempt to sell its tangible and intangible assets before the end of 2003. Effective December 31, 2003, the Company terminated its tobacco operations, except for certain liquidating sales..

REGULATORY MATTERS

The tobacco and related business, and the catalog industry in general, are also subject to regulation by a variety of state and federal laws relating to, among other things, advertising and sales taxes. The Federal Trade Commission regulates advertising and trade practices and the Consumer Product Safety Commission has issued regulations governing the safety of the products which the Company sold in its catalogs. Under current law, catalog retailers are permitted to make sales in states where they do not have a physical presence without collecting sales tax. We have no claims or regulatory matters in process or pending as of March 31, 2004.

TOBACCO INDUSTRY LITIGATION

The tobacco industry has experienced and is experiencing significant health-related litigation. Private plaintiffs in such litigation are seeking compensatory and, in some cases punitive, damages for injuries claimed to result from the use of tobacco products or exposure to tobacco smoke, and some of these actions have named cigarette distributors as well as manufacturers as defendants. To date we have not been involved in any tobacco related litigation.

POTENTIAL PRODUCT LIABILITY

There is a possibility that someone could claim personal injury or property damage resulting from the use of products purchased from the Company. As a seller of tobacco products, the Company is exposed to potential liability. Since 1990, an affiliated company, Duncan Hill, Inc., has maintained, for itself and its subsidiaries (including the Company), product liability insurance. Currently, the amount of coverage is $1 million per occurrence and $2 million in the aggregate. The policies are for a period of two years and are currently in effect through September 17, 2004.

ACQUISITION OF BIBLE RESOURCES, INC.

In July 2002, the Company entered into an Agreement in Principle to acquire 100% of the capital stock of Bible Resources, Inc., a newly formed Nevada corporation, from Frederick C. Berndt and Steven Heard. This transaction closed at the end of September 2002 with the Company issuing 5,450,000 shares of restricted Common Stock to each of Messrs. Berndt and Heard for an aggregate total of 10,900,000 shares. The Company's interest in acquiring Bible was its desire to sell or terminate its tobacco related business and to potentially focus its business efforts in the oil and gas industry.

At the time of the Company's acquisition of Bible, it had an agreement to acquire an effective 50% interest in the Santa Rosa property in Argentina for the sum of $1,400,000 as described herein. Chet Idziszek, who became a director of the Company in August 2002, is the President and Chairman of Oromin Explorations, Ltd.., a Canadian company ("Oromin"). Oromin owns Irie Isle Limited ("Irie"), which owns Cynthia Holdings Ltd., a British Virgin Island company. Upon Bible's payment of its effective 50% interest in Cynthia, Cynthia will redeem the outstanding preference shares held by Irie in Cynthia. It is Management's understanding that Cynthia owns the mineral rights in the Santa Rosa property and that the land is owned by the government of Argentina. Cynthia has a wholly-owned Argentine subsidiary Exploraciones Oromin, S.A. (the "Argentine subsidiary"), which will be in charge of the operations of the drilling project.

Bible's agreement to acquire an effective 50% interest in the Santa Rosa property through its agreement with Cynthia Holdings required it to make payment of $1,400,000 in four quarterly payments, which payments were subsequently not made. Its agreement with Cynthia was such that if payments were made, but less than $1,400,000 was paid, Bible would have forfeited its entire ownership interest in Cynthia and its effective interest in the Santa Rosa property.

REVISED SANTA ROSA AGREEMENT

The Company renegotiated the agreement and entered into a new agreement (the "New Agreement") on May 1, 2003. The New Agreement obligates Cynthia to sell to Havana up to a 50% ownership interest in Cynthia for $1,500,000 with the purchase price adjusted to that amount that the purchase price would have equaled had it been converted into Canadian dollars on July 31, 2002(estimated at $1,800,000 as of March 31,2004). Cynthia has agreed to deliver to Havana one share of its capital stock for every $1,500 paid to Cynthia, as adjusted, based upon the adjusted purchase price, with a maximum of 1,000,000 shares to be issued.. If Havana purchases 1,000 common voting shares of Cynthia for the entire purchase price, it would own 50% of the capital stock of Cynthia. If Havana fails to purchase its entire 50% interest in Cynthia, Havana would continue to own whatever common voting shares it paid for in Cynthia, subject to dilution, based upon Cynthia's right to dilute Havana's ownership interest. Further, Cynthia's obligation to redeem the preference shares of Irie will only be triggered if Havana pays the entire purchase price. Irie and Havana have agreed that the operations of the Argentine subsidiary will be borne equally by each party pursuant to monthly cash calls from Cynthia to them which shall be paid within 10 days of receipt of such cash calls. Such cash calls will be structured as subscriptions for additional capital stock of Cynthia by Irie and Havana to keep the ownership levels at 50% each. In the event either party does not meet its required cash call, the non-paying party's ownership interest would suffer dilution. Havana and Irie agreed that Irie will be the operator of the Argentine subsidiary and will have a casting vote (final say) on all Management decisions to be made in respect of the Argentine subsidiary's operations.

The Company needs significant cash to complete its purchase of an effective 50% ownership interest in Cynthia Holdings and its mineral rights in the Santa Rosa property in Argentina. Such financing may not be available to the Company on terms satisfactory to it, if at all. Further, Cynthia Holdings has proposed a budget of $1,650,000 for the initial drill program; which, consists of three exploration wells and one production well. Havana is responsible to bear one-half of these costs. In the event that Havana is unable to pay its 50% share of other operating expenses, Havana's position in Cynthia would be diluted. There can be no assurances given that such financing will be available to the Company on terms satisfactory to it, if at all.

ABOUT THE SANTA ROSA PROPERTY

The Santa Rosa Dome Concession is located in the eastern half of the Cuyana basin in the Province of Mendoza, in central Argentina. The Concession occupies 7,694 square kilometers, comprising exploration block #CCyl3-9.

Volumetric calculations performed by Dr. Norman Haimla for Oromin Explorations, Ltd. have indicated that an expected value of 197 million barrels of oil may exist within the Santa Rosa Dome Prospect. Dr. Haimila is a geologist who received his Ph.D in Geology in 1974 and spent his career in applied research, foreign aid, resource appraisals, and exploration and prospect generation. Since 1988 Dr. Haimila has worked extensively on Argentine petroleum projects. Dr. Haimila's experience with the Santa Rosa Dome Concession began in 1988, and resulted in his special report to Oromin Explorations, Ltd. Dr. Haimila is currently a special consultant to the Board of Directors of Havana.

Dr. Haimila's study further indicated that the Cuyana basin has been successfully producing oil since as early as the 1860s. More than 350 exploration wells have been drilled in the basin, and 78 of those have been classified as discoveries. Reserves for individual fields were as high as 319 million barrels of oil and 55 billion cubic feet of gas, with the highest average production rate for a single field exceeding 24,000 barrels of oil daily.

Dr. Haimila concluded that, through the compilation of geological interpretations and analysis of seismic data, that hydrocarbons generated in the eastern part of the basin have migrated eastward toward the Santa Rosa Dome. Migration of hydrocarbons is indicated by shows in wells around the margins of the Santa Rosa Dome and also may be indicated by gas readings in mud logging equipment. Seismic lines do not indicate any structural impediments to the migration of hydrocarbons on the west side of the Dome between the source area and the potential targets.

Dr. Haimila's report further indicates that, at an estimated depth of approximately 4,200 feet, the Santa Rosa Dome Prospect can be classified as a shallow target, and as such, could be relatively easy to reach and may produce favorable oil discovery results within as little as 3 weeks of drilling. Management can give no assurances that such favorable results will be achieved.

Cynthia Holdings plans to explore and drill the Santa Rosa Dome Prospect, then, evaluate the sale or development of the Prospect after initial drill results. While Management of the Company will have a voice in Cynthia Holding's ultimate plans, the financial decision will be made by Irie and not by the Company. See "Items 6 and 12."

FUTURE DEVELOPMENTS - UNITED STATES

The Company is currently evaluating certain opportunities in gas exploration within the United States brought to the Company's attention by Castle Rock Resources, Inc. Mr. E. Jamie Schloss, founder and President of Castle Rock, Inc. is a Special Consultant to the Company's Board of Directors. The following is a brief description of those activities:

MIRASOL PROSPECT. The Mirasol Prospect well is a deep gas exploration well located on 190 acres of leases in Ward County, Texas, in the heart of the Permian Basin. The prospect's geology is based on existing well logs of a deep gas well originally drilled as the Doane #1 well in 1975. The intended pay zone was not produced but subsequent wells in the same area have shown that the zone is productive after a fracture job. The prospect was developed by Robert T. Dickey, whom has worked for Bush Exploration Co. /Specturm 7 Energy Corp. as an exploration geologist, generating and reviewing wildcat and development prospects in West Texas. The Company has an option to acquire from 50% to 75% working interest in the well, and drilling is scheduled to commence on or before August 1, 2004.

Based upon comparative wells in the area the Company believes that there are potential reserves of up to 10 billion cubic feet of gas, and the payout would be within nine months from drilling and completion.

Mr. Schloss became a Special Consultant to the Board in July 2003. At that time the Company entered into an agreement with Castle Rock Resources, Inc. that gave the Company right of first refusal on prospects brought to the Company by Mr. Schloss. In return the Company granted an option to Mr. Schloss for 200,000 shares of its common stock. See "Item 12."

EMPLOYEES

As of March 31, 2004, the Company has 2 full-time salaried management employees and one hourly full-time employee.

ITEM 2. DESCRIPTION OF PROPERTY.

In November 1999, we leased an operations facility effective January 1, 2000. The facility consists of 6,000 square feet of offices and 11,000 square feet of warehouse space. We pay $8,000 per month for this facility. We moved into this facility in March 2000. In September 2001, we sub-leased approximately 50% of our warehouse space and 20% of our office space to another company for $3,000 per month, reducing our overall cost to $5,000 per month.

In January, 2002, Kids Stuff sub-leased the remaining office space available at our facility. In April 2002 substantially all Kids Stuff's assets were assigned to its major secured creditor, who continues to rent space on a month-to-month basis.

In January, 2003 we leased a reduced amount of space and assigned our previous space to a third party. The space is shared with an affiliated company, Zenvesco, Inc., which is owned by our Chief Executive Officer, William L. Miller. This space consists of 3,500 square feet overall at a cost of $2,200 per month. Zenvesco and us share the space equally with a net cost to us of $1,100 per month. We also share the overhead cost with Zenvesco. See "Item 12."

ITEM 3. LEGAL PROCEEDINGS

In the normal course of business, our Company may be involved in various legal proceedings from time to time. Presently, however, we are involved in one matter of material litigation. The Danner Press Co. filed suit in the amount of $118,000 plus interest for past due invoices and a judgment in favor of Danner had been rendered for the full amount sought. This judgment was settled in August 2003 for $40,000, which was paid by the Company.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No stockholder meetings were held in 2003.

PART II

ITEM 5. MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

In May 1998, we sold 460,000 Units to the public; each Unit consisted of one share of Common Stock, $.001 par value, and two Redeemable Class A Common Stock Purchase Warrants. Each Class A Warrant entitled the holder to purchase one share of Common Stock at a price of $5.25 through the close of business on May 14, 2003. On May 14, 2003, we announced an extension of the expiration date of the Class A Warrants until the close of business on December 31, 2003 at which date they expired.

The Common Stock is quoted on the OTC Electronic Bulletin Board of the National Association of Securities Dealers, Inc. ("NASD") under the symbol "HVGP". As of March 31, 2004 at 4:00 P.M. New York City Time, the last sale price of the Common Stock in the over-the-counter market was $1.25. The following table reflects the high and low sales prices (rounded to the nearest penny) for our Common Stock for the periods indicated as reported by the NASD.

COMMON STOCK

    Fiscal Year Ended December 31, 2003             HIGH       LOW
    -----------------------------------             ----       ---
    First Quarter                                   $0.35     $0.10
    Second Quarter                                   0.29      0.12
    Third Quarter                                    0.58      0.12
    Fourth Quarter                                   0.51      0.21

    Fiscal Year Ended December 31, 2002             HIGH       LOW
    -----------------------------------             ----       ---
    First Quarter                                   $0.07     $0.02
    Second Quarter                                   0.07      0.01
    Third Quarter                                    0.51      0.06
    Fourth Quarter                                   0.45      0.05

The quotations in the tables above reflect inter-dealer prices without retail markups, markdowns or commissions. We believe that trading activity in our securities may be sporadic and that judgments as to prices should be made accordingly.

As of March 31,2004, our Company had 20, 207,701 shares of Common Stock outstanding held by 59 record holders, after giving effect to the issuance of 229,367 shares that have been paid for but not issued. . The foregoing does not include beneficial holders of our Common Stock which are held in "street name" (i.e. nominee accounts such as Depository Trust Company).

EQUITY COMPENSATION PLAN

The following summary information is as of March 31, 2004 and relates to our 1997 Long Term Incentive Plan described in Item 10 pursuant to which we have not granted any options to purchase our common stock:

                                                                      Number of securities
                                                                       remaining available
                       Number of shares of                             for future issuance
                        common stock to be       Weighted average   under equity compensation
                      issued upon exercise of   exercise price of    plans excluding shares
Plan Category           outstanding options    outstanding options    reflect in column (a)
-------------           -------------------    -------------------    ---------------------
Equity Compensation
  Plans                       400,000                 N/A                      N/A

RECENT SALES OF UNREGISTERED SECURITIES.

During 2003, the Company sold or issued the following unregistered securities:

                                                 CONSIDERATION RECEIVED
                                                 AND DESCRIPTION
                                                 OF UNDERWRITING
                                                 OR OTHER DISCOUNTS                             IF OPTION, WARRANT
                                  DOLLAR         TO MARKET PRICE OR        EXEMPTION FROM       OR CONVERTIBLE
DATE OF                           AMOUNT OF      CONVERTIBLE SECURITY,     REGISTRATION         SECURITY, TERMS OF
SALE          TITLE OF SECURITY   NUMBER SOLD    AFFORDED TO PURCHASERS    CLAIMED              EXERCISE OR CONVERSION
------------- ------------------- -------------- ------------------------- -------------------- ----------------------
1/27/03       Promissory Note          $15,000   Cash received; no         Section 4(2)                  (1)
                                                 commissions paid
------------- ------------------- -------------- ------------------------- -------------------- ----------------------
3/31/03       Promissory Note          $20,000   Cash received; no         This stock option             (2)
                                                 commissions paid          plan was
                                                                           registered on a
                                                                           Form S-8
                                                                           Registration
                                                                           Statement in April
                                                                           2003.
------------- ------------------- -------------- ------------------------- -------------------- ----------------------
5/5/03        Promissory Note          $10,000   Cash received; no         Regulation D, Rule            (1)
                                                 commissions paid          506; and/or
                                                                           Section 4(2)
------------- ------------------- -------------- ------------------------- -------------------- ----------------------
5/8/03        Promissory Note           $5,000   Cash received; no         Regulation D, Rule            (1)
                                                 commissions paid          506; and/or
                                                                           Section 4(2)
------------- ------------------- -------------- ------------------------- -------------------- ----------------------
5/8/03        Promissory Note           $5,000   Cash received; no         Regulation D, Rule            (1)
                                                 commission paid           506; and/or
                                                                           Section 4(2)
------------- ------------------- -------------- ------------------------- -------------------- ----------------------
6/27/03       Promissory Note          $10,000   Cash received; no         Regulation D, Rule          (1)(3)
                                                 commissions paid          506; and/or
                                                                           Section 4(2)
------------- ------------------- -------------- ------------------------- -------------------- ----------------------
7/14/03       Promissory Note          $16,000   Cash received; no         Regulation D, Rule            (4)
                                                 commissions paid          506; and/or
                                                                           Section 4(2)
------------- ------------------- -------------- ------------------------- -------------------- ----------------------
Third         Common Stock            $205,000   1,366,667 shares sold;    Regulation D, Rule            (4)
Quarter                                          no commissions paid       506; and/or
2003                                                                       Section 4(2)
------------- ------------------- -------------- ------------------------- -------------------- ----------------------
Fourth        Common Stock             $50,000   500,000 shares sold; no   Regulation D, Rule            N/A
Quarter                                          commissions paid          506; and/or
2003                                                                       Section 4(2)
------------- ------------------- -------------- ------------------------- -------------------- ----------------------
First         Common Stock            $168,500   1,123,334 shares sold;    Regulation D, Rule            N/A
Quarter                                          no commissions paid       506; and/or
2004                                                                       Section 4(2)
------------- ------------------- -------------- ------------------------- -------------------- ----------------------

(1) The Note was due January 31, 2004 with interest at the rate of 10% per annum. The principal and accrued interest thereon is convertible at $.15 per share.
(2) The 6% Note is not convertible. However, 80,000 shares were to be issued in connection with this loan. As of the filing date of this form 10-KSB, these shares have not been issued
(3) The 6% Note is not convertible. However, 40,000 shares were to be issued in connection with this loan. As of the filing date of this form 10-KSB, these shares have not been issued.
(4) The 6% Note is not convertible. However, 42,700 shares were to be issued as an inducement for this loan. As of the filing date of this form 10-KSB, these shares have not been issued.

ITEM 6. MANAGEMENTS DISCUSSION AND ANALYSIS OR PLAN OF OPERATION.

This discussion should be read in conjunction with the information in the financial statements of the Company and notes thereto appearing elsewhere in this Form 10-KSB.

Critical Accounting Policies and Estimates

The preparation of our consolidated financial statements in conformity with accounting principles generally accepted in the United States requires us to make estimates and judgments that affect our reported assets, liabilities, revenues, and expenses, and the disclosure of contingent assets and liabilities. We base our estimates and judgments on historical experience and on various other assumptions we believe to be reasonable under the circumstances. Future events, however, may differ markedly from our current expectations and assumptions. While there are a number of significant accounting policies affecting our consolidated financial statements; we believe the following critical accounting policies involve the most complex, difficult and subjective estimates and judgments:

         o        stock-based compensation.

         o        revenue recognition

Stock-Based Compensation

In December 2002, the FASB issued SFAS No. 148 - Accounting for Stock-Based Compensation - Transition and Disclosure. This statement amends SFAS No. 123 - Accounting for Stock-Based Compensation, providing alternative methods of voluntarily transitioning to the fair market value based method of accounting for stock based employee compensation. FAS 148 also requires disclosure of the method used to account for stock-based employee compensation and the effect of the method in both the annual and interim financial statements. The provisions of this statement related to transition methods are effective for fiscal years ending after December 15, 2002, while provisions related to disclosure requirements are effective in financial reports for interim periods beginning after December 31, 2002.

The Company elected to continue to account for stock-based compensation plans using the intrinsic value-based method of accounting prescribed by APB No. 25, "Accounting for Stock Issued to Employees," and related interpretations. Under the provisions of APB No. 25, compensation expense is measured at the grant date for the difference between the fair value of the stock and the exercise price.

Revenue Recognition

For revenue from product sales, the Company recognizes revenue in accordance with SEC Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements" ("SAB 101"). SAB 101 requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling price is fixed and determinable; and (4) collectibility is reasonably assured. Determination of criteria (3) and (4) are based on management's judgments regarding the fixed nature of the selling prices of the products delivered and the collectibility of those amounts. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded. The Company defers any revenue for which the product has not been delivered or is subject to refund until such time that the Company and the customer jointly determine that the product has been delivered or no refund will be required.

RESULTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2003 COMPARED TO YEAR ENDED DECEMBER 31, 2002.

Net loss for the year ended December 31, 2003 were $814,547, a decrease of 2.4% from the 2002 losses of $834,833. The loss per common share in 2003 was $0.05 per share, while losses in 2002 were $0.15 per share. There were 17,581,996 weighted average shares outstanding in 2003 and 6,258,833 weighted average shares outstanding in 2002.

DISCONTINUED OPERATIONS

In January 2003, the Board of Directors determined that the Company's continued losses from operations from its tobacco business, combined with a downturn in sales in the tobacco industry and its working capital deficiency, led the Board to scale back its tobacco operations with the purpose of selling or liquidating these operations within 12 months. As of December 31, 2003, the Company terminated all tobacco sales [except for liquidating sales. In 2003, the Company incurred a loss from discontinued operations of $165,266 as compared to a net loss from discontinued operations of $1,318,531 for the comparable period of the prior year.

AGREEMENT TO ACQUIRE BIBLE RESOURCES, INC.

In July 2002, the Company entered into an Agreement in Principle to acquire 100% of the capital stock of Bible Resources, Inc., a newly formed Nevada corporation, from Frederick C. Berndt and Steven Heard. See Item 1, "Recent Developments".

REVISED SANTA ROSA AGREEMENT AT APRIL 30, 2003

The Company renegotiated its agreement to acquire an effective 50% interest in the Santa Rosa property and entered into a new agreement (the "New Agreement") on April 30, 2003. The New Agreement obligates Cynthia to sell to Havana up to a 50% ownership interest in Cynthia for $1,500,000 with the purchase price adjusted to that amount that the purchase price would have equaled had it been converted into Canadian dollars on July 31, 2002(estimated at $1,800,000 as of March 31,2004). See Item 1, "Recent Developments".

PLANS OF FINANCING

At March 31, 2004 the Company had a plan of financing to attempt to raise up to $6.4 million from the private placement of its securities. The Company anticipates that, if successful, in whole or in part, the Offering will be completed in the second quarter of 2004. While the Company is optimistic regarding this offering, there can be no assurance that this offering will be successful and produce funding that will fulfill the Company's needs for investment and working capital.

LIQUIDITY AND CAPITAL RESOURCES

For 2003 net loss from operations amounted to $814,547 with net losses from discontinued operations of $165,266 and net losses from continuing operations of $649,281. Losses include $91,187 in non-cash depreciation and amortization costs

For 2002, net loss from discontinued operations amounted to $1,318,531. Net cash and cash equivalents decreased by $7,703 for 2002. This is primarily the result of a gain on the sale of a business segment of $500,993, common stock issued in exchange for acquisition costs of $490,500, notes issued in lieu of officers' compensation and cash advances of $150,000, and $216,417 in non-cash depreciation and amortization costs

At December 31, 2003, the Company had net liabilities of discontinued operations of $276,519 and working capital deficit of $973,810.

In 2000 our Company financed the majority of its business through the P&K credit facility obtained in October 2000. We discontinued our P&K operations on March 12, 2002 and discontinued our remaining sale of tobacco and accessories business at the end of 2003. Our auditors have added to their report a going concern qualification raising a substantial doubt as to our ability to continue in business as a going concern. Our Company is striving to obtain public or private financing for its planned oil and gas investment opportunities. To date our Company has been unsuccessful in this regard, primarily due to the low price of our common stock and limited trading volume.

In the event the Company does raise equity financing, the low price of our common stock may cause a change of control and require the Company to issue up to all it's remaining authorized but unissued common stock. No assurances can be given that the Company will obtain additional financing on terms satisfactory to the Company, if at all.

The independent auditor's report on the Company's December 31, 2003 financial statements included in this Annual Report states that the Company's recurring losses raise substantial doubts about the Company's ability to continue as a going concern.

RECENT ACCOUNTING PRONOUNCEMENTS

NEW ACCOUNTING PRONOUNCEMENTS

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities." Interpretation 46 changes the criteria by which one company includes another entity in its consolidated financial statements. Previously, the criteria were based on control through voting interest. Interpretation 46 requires a variable interest entity to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual returns or both. A company that consolidates a variable interest entity is called the primary beneficiary of that entity. The consolidation requirements of Interpretation 46 apply immediately to variable interest entities created after January 31, 2003. The consolidation requirements apply to older entities in the first fiscal year or interim period beginning after June 15, 2003. Certain of the disclosure requirements apply in all financial statements issued after January 31, 2003, regardless of when the variable interest entity was established. The adoption of FASB interpretation no. 46 did not have a material impact on the Company's results of operations or financial position.

In April 2003, the FASB issued Statement of Financial Accounting Standards
(SFAS) No. 149, AMENDMENT OF STATEMENT 133 ON DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. SFAS 149 amends SFAS No. 133 to provide clarification on the financial accounting and reporting of derivative instruments and hedging activities and requires that contracts with similar characteristics be accounted for on a comparable basis. The provisions of SFAS 149 are effective for contracts entered into or modified after June 30, 2003, and for hedging relationships designated after June 30, 2003. The adoption of SFAS 149 did not have a material impact on the Company's results of operations or financial position.

In May 2003, the FASB issued SFAS No. 150, ACCOUNTING FOR CERTAIN FINANCIAL INSTRUMENTS WITH CHARACTERISTICS OF BOTH LIABILITIES AND EQUITY. SFAS 150 establishes standards on the classification and measurement of certain financial instruments with characteristics of both liabilities and equity. The provisions of SFAS 150 are effective for financial instruments entered into or modified after May 31, 2003 and to all other instruments that exist as of the beginning of the first interim financial reporting period beginning after June 15, 2003. The adoption of SFAS 150 did not have a material impact on the Company's results of operations or financial position.

In December 2003, the FASB issued SFAS No. 132 (revised), EMPLOYERS' DISCLOSURES ABOUT PENSIONS AND OTHER POSTRETIREMENT BENEFITS - AN AMENDMENT OF FASB STATEMENTS NO. 87, 88, AND 106. This statement retains the disclosure requirements contained in FASB statement no. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits, which it replaces. It requires additional disclosures to those in the original statement 132 about the assets, obligations, cash flows, and net periodic benefit cost of defined benefit pension plans and other defined benefit postretirement plans. The required information should be provided separately for pension plans and for other postretirement benefit plans. The revision applies for the first fiscal or annual interim period ending after December 15, 2003 for domestic pension plans and June 15, 2004 for foreign pension plans and requires certain new disclosures related to such plans. The adoption of this statement did not have a material impact on the Company's results of operations or financial positions.

RISK FACTORS

The Company is seeking financing for its planned oil and gas exploration investment(s). The following are the major business obstacles that the Company is likely to encounter in carrying out these plans over the next 12 months:

         o As described herein, the Company needs significant cash to complete its purchase of an effective 50% ownership interest in Cynthia Holdings and its mineral rights in the Santa Rosa property in Argentina and to finance its intended operations. Such financing may not be available to the Company on terms satisfactory to it, if at all.

         o The Company needs to settle its outstanding debt. It will require significant cash to accomplish this. It is possible that debt holders may accept a substantial equity interest in the Company at a cost of further dilution to stockholders. A combination of cash and/or stock may also be offered to debt holders. There can be no assurances given that financing will be available to the Company to carryout this business objective or that debt holders will accept capital stock of the Company in lieu of cash.

         o An investment in a company such as Cynthia Holdings could cause the Company to become subject to government regulations promulgated by various local, state and Federal government agencies such as the Investment Act of 1940, as amended... The Company does not intend to engage in the business of investing, reinvesting, owning, holding or trading in securities or otherwise engaging in activities which would render the Company an "investment company" as defined in the Investment Company Act of 1940, as amended. The Company's financing activities may be limited by Section 3(a)(3) of the Investment Company Act of 1940 in that the Company will not be permitted to own or propose to acquire investment securities having a total value exceeding 40% of the value of the Company's total assets (excluding government securities and cash items) on an unconsolidated basis. The Company is permitted under Section 3(a) (3) of the 1940 Act to own or propose to own securities of a majority owned subsidiary which is defined under Section 2(a) (24) of the 1940 Act to mean 50% or more of the outstanding securities of which are owned by the Company or a majority owned subsidiary of the Company. Notwithstanding the foregoing, the Company may become subject to the Investment Company Act of 1940 and be required to dispose of its interest in Cynthia within a period of one year.

         o If the Company is successful in completing its purchase of an effective 50% interest in the Santa Rosa properties located in Argentina, it will be relying on the management skills of other companies and personnel to attempt to successfully drill for oil and gas and, if successful, to market the minerals obtained through this exploration. There can be no assurances given that these efforts will be successful or will result in profits to the Company on a consolidated basis.

         o In the past, trading in our Common Stock on the OTC Bulletin Board has been limited or sporadic. There can be no assurances given that an established market in the Company's Common Stock will be obtained in the future.

         o The Company's plans will involve the need to raise additional capital on an ongoing basis. If these plans are successful, of which there can be no assurances given, there would be substantial dilution experienced by stockholders of the Company and potentially at prices well below the then current market value of the Common Stock.

              The oil and gas exploration business is a highly competitive business that is dominated by major oil companies with substantial experience and resources.

         o The Company has no officer and director liability insurance. It may have difficulty retaining its existing Board members and/or attracting other experienced persons to join the Company as outside directors. Further, it may have difficulty for the same reasons in establishing or maintaining an audit committee composed of independent directors as required by the Sarbanes-Oxley Act of 2002, as amended.

ITEM 7. FINANCIAL STATEMENTS

The information required by Item 7, and an index thereto commences on page F-1, which pages follow this page.

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                 CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                           DECEMBER 31, 2003 AND 2002

                         FORMING A PART OF ANNUAL REPORT
                 PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934

                              THE HAVANA GROUP INC.

                              THE HAVANA GROUP INC.
                         INDEX TO FINANCIAL INFORMATION

                                                                         Page No
                                                                         -------

Report of Independent Certified Public Accountants                         F-3

Consolidated Balance Sheets at December 31, 2003 and 2002                  F-4

Consolidated Statements of Losses for the Years Ended
  December 31, 2003 and 2002                                               F-5

Consolidated Statements of Deficiency in Stockholders' Equity
  for the Years ended December 31, 2003 and 2002                           F-6

Consolidated Statements of Cash Flows for the Years Ended
  December 31, 2003 and 2002                                           F-7 ~ F-8

Notes to Consolidated Financial statements                            F-9 ~ F-20

                    RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP
                          CERTIFIED PUBLIC ACCOUNTANTS

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
               --------------------------------------------------

To the Board of Directors
The Havana Group Inc.
Canton, Ohio

         We have audited the accompanying consolidated balance sheets of The Havana Group Inc. and its wholly-owned subsidiaries (the "Company"), as of December 31, 2003 and 2002 and the related consolidated statements of losses, deficiency in stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based upon our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

         In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

              The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note O to the consolidated financial statements, the Company has suffered recurring losses from operations. This raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note O. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                    /s/ RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP
                                        ----------------------------------------
                                        Russell Bedford Stefanou Mirchandani LLP
                                        Certified Public Accountants

McLean, Virginia
April 6, 2004


                                 THE HAVANA GROUP, INC.
                               CONSOLIDATED BALANCE SHEETS
                               DECEMBER 31, 2003 AND 2002

ASSETS
                                                                 2003            2002
                                                             ------------   ------------
Current assets:
Cash and cash equivalents                                    $     9,135    $    18,932
                                                             ------------   ------------
Total current assets                                               9,135         18,932

Property, plant and equipment, at cost,
  net of accumulated depreciation (Note E)                            --          4,614
Assets of discontinued operations (Note C)                        65,742        162,182
Restricted cash (Note D)                                           4,200             --
                                                             ------------   ------------
Total Assets                                                 $    79,077    $   185,728
                                                             ============   ============
LIABILITIES AND DEFICIENCY IN STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities (Note F)            $   290,849    $   147,369
Notes payable - officers and directors (Note G)                  250,000        250,000
Notes payable (Note G)                                            35,000             --
Notes payable with non-detachable securities, net (Note G)        40,950             --
Due to affiliates (Note K)                                       366,146         91,104
                                                             ------------   ------------
Total current liabilities                                        982,945        488,473

Net liabilities of discontinued operations (Note C)              276,519        466,186

Commitment and contingencies (Note N)                                 --             --

Deficiency in stockholders' equity: (Note I)
Preferred stock, par value $.001 per share;
   10,000,000 shares authorized:
Series A - 5,000,000 shares issued and outstanding
   at December 31, 2003 and 2002                                   5,000          5,000
Series B - 1,100,000 shares issued and outstanding
   at December 31, 2003 and 2002 (aggregate liquidation
   preference, including dividends in arrears, totaling
   $660,000 as of December 31, 2003)                               1,100          1,100
Common stock, par value $.001 per share;
   75,000,000 shares authorized; 18,421,667 and 16,815,000
   shares issued and outstanding at December 31, 2003 and
   December 31, 2002, respectively                                18,422         16,815
Common stock subscription                                         50,000             --
Additional paid-in capital                                     8,035,406      7,683,922
Accumulated deficit                                           (9,290,315)    (8,475,768)
                                                             ------------   ------------
Total deficiency in stockholders' equity                      (1,180,387)      (768,931)
                                                             ------------   ------------
Total liabilities and deficiency in stockholders' equity     $    79,077    $   185,728
                                                             ============   ============

             See accompanying footnotes to consolidated financial statements

                                           F-4


                                     THE HAVANA GROUP, INC.
                               CONSOLIDATED STATEMENTS OF LOSSES
                         FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                                      2003             2002
                                                                  -------------   -------------
Operating expenses:
Selling, general and administrative expenses                      $    596,559    $         --
Depreciation and amortization                                            4,614           7,795
                                                                  -------------   -------------
Total operating expense                                                601,173           7,795

Loss from operation                                                   (601,173)         (7,795)

Interest expense                                                       (48,108)         (9,500)

Loss from continuing operations, before income taxes and
discontinued operations                                               (649,281)        (17,295)

Provision for income taxes                                                  --              --
                                                                  -------------   -------------
Loss from continuing operations, before discontinued operations       (649,281)        (17,295)
Loss from discontinued operations (Note C)                            (165,266)     (1,318,531)
Gain on sale of business segment (Note C)                                   --         500,993
                                                                  -------------   -------------
Net loss                                                          $   (814,547)   $   (834,833)
                                                                  =============   =============

Preferred stock dividends (Note I)                                    (110,000)       (110,000)
                                                                  -------------   -------------
Loss available to common stockholders                                 (924,547)       (944,833)
                                                                  =============   =============

Loss per common share (basic and assuming dilution) (Note L)      $      (0.05)   $      (0.15)
                                                                  =============   =============
Continuing operations                                                    (0.04)          (0.00)

Discontinued operations                                                  (0.01)          (0.21)

Gain on sale of business segment                                            --            0.08

Weighted average shares outstanding                                 17,581,996       6,258,833

                See accompanying footnotes to consolidated financial statements

                                              F-5


                                                       THE HAVANA GROUP, INC.
                                    CONSOLIDATED STATEMENTS OF DEFICIENCY IN STOCKHOLDERS' EQUITY
                                               YEARS ENDED DECEMBER 31, 2003 AND 2002

                                  Preferred   Preferred  Common     Common       Common     Additional
                                    Stock       Stock    Stock       Stock        Stock       Paid-in     Accumulated
                                    Shares     Amount    Shares      Amount    Subscription   Capital       Deficit        Total
                                  ----------- -------- ----------- ----------- ------------ ------------  ------------  ------------
BALANCE AT DECEMBER 31, 2001        6,100,000 $  6,100   2,905,000 $     2,905 $        --  $ 7,068,582   $(7,640,935)  $  (563,348)
                                  =========== ======== =========== =========== ============ ============  ============  ============
Shares issued to
 investor in exchange for
 loans to the Company in
 September 2002, valued
 at $0.045 per share                       --       --     200,000         200          --        8,800            --         9,000

Shares issued to
 investor in exchange
 for loans to the Company
 in September 2002,
 valued at $0.045 per share                --       --     200,000         200          --        8,800            --         9,000

Shares issued to
 consultant in exchange
 for services in
 September 2002, valued
 at $0.045 per share                       --       --      50,000          50          --        2,200            --         2,250

Shares issued to officer
 in September 2002, in
 exchange for conversion
 of previously debt of
                                                       $   112,500   2,500,000       2,500           --       110,000       112,500

Shares issued in October
 2002 in connection with
 acquisition of Bible
 Resources, Inc., valued
 at $0.045 per share (Note B)      10,900,000   10,900          --     479,600     490,500

Issuance of common stock
 in October 2002 in
 exchange for stock
 options exercised
 at $0.10 per share                        --       --      60,000          60          --        5,940            --         6,000

Net Loss                                   --       --          --          --          --           --      (834,833)     (834,833)
                                  ----------- -------- ----------- ----------- ------------ ------------  ------------  ------------
BALANCE AT DECEMBER 31, 2002        6,100,000 $  6,100  16,815,000 $    16,815 $        --  $ 7,683,922   $(8,475,768)  $  (768,931)
                                  =========== ======== =========== =========== ============ ============  ============  ============
Issuance of common stock
 in March 2003 in exchange
 for stock options exercised
 at $0.10 per share                        --       --     240,000         240     (24,000)      23,760            --            --

Shares issued in July 2003
 in exchange for cash;
 valued at $.15 per share                  --       --   1,366,667       1,367          --      203,633            --       205,000

Proceeds from common stock
 subscription                              --       --          --          --      50,000           --            --        50,000

Write-off of un-collectible
 stock subscription                        --       --          --          --      24,000           --            --        24,000

Debt discount - securities
 attached to notes payable
 (Note G)                                  --       --          --          --          --       34,491            --        34,491

Stock options granted to
 consultants in exchange
 for services rendered (Note J)            --       --          --          --          --       89,600            --        89,600

Net loss                                   --       --          --          --          --           --      (814,547)     (814,547)
                                  ----------- -------- ----------- ----------- ------------ ------------  ------------  ------------
BALANCE AT DECEMBER 31, 2003        6,100,000 $  6,100  18,421,667 $    18,422 $    50,000  $ 8,035,406   $(9,290,315)  $(1,180,387)
                                  =========== ======== =========== =========== ============ ============  ============  ============

                                   See accompanying footnotes to consolidated financial statements

                                                                 F-6


                                      THE HAVANA GROUP, INC.
                               CONSOLIDATED STATEMENTS OF CASH FLOWS
                          FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                                           2003           2002
                                                                       ------------   ------------
Cash flows from operating activities:
Net loss from continuing operations                                    $  (649,281)   $   (17,295)
Loss from discontinued operations                                         (165,266)    (1,318,531)
Gain on sale of business segment                                                --        500,993
Adjustments to reconcile net loss to net cash
 (used in) operating activities:
   Depreciation and amortization                                            91,187        216,417
   Common stock issued in exchange for services (Note I)                        --          2,250
   Common stock issued in exchange for acquisition costs (Note B)               --        490,500
   Expenses paid by affiliates on behalf of the Company (Note K)           275,042         43,724
   Notes payable issued in lieu of officers compensation                        --        150,000
   Amortization of debt discount (Note G)                                   29,441             --
   Reversal of provision for doubtful accounts                                  --         (4,180)
   Shares issued to investors in connection of issuance
     of notes payable                                                           --         18,000
   Shares issued to officer in exchange for previously incurred debt            --        112,500
   Stock options granted to consultants in exchange for services
     rendered (Note J)                                                      89,600             --
   Write-off of stock subscription receivable (Note I)                      24,000             --
   Extinguishment of debt - discontinued operations (Note N)               (91,919)            --
   (Increase) decrease in:
     Inventory                                                                  --          4,120
     Prepaid expenses                                                           --        182,190
     Restricted cash (Note D)                                               (4,200)            --
     Deposits and other assets                                                  --          8,863
     Deferred catalog expense                                                   --          7,661
     Assets of discontinued operations                                       9,867             --
   Increase (decrease) in:
     Accounts payable and accrued liabilities                              143,481        (88,319)
     Liabilities of discontinued operations                                (97,749)      (500,993)
     Customer advances and credit                                               --         19,201
     Deferred revenue                                                           --         59,196
                                                                       ------------   ------------
Net cash (used in) operating activities                                   (345,797)      (113,703)

Cash flows from financing activities:
Proceeds from sale of stock, net of costs and fees (Note I)                255,000          6,000
Proceeds from notes payable - officers and director, net (Note G)               --        100,000
Proceeds from notes payable, net (Note G)                                   81,000             --
                                                                       ------------   ------------
Net cash provided by financing activities                                  336,000        106,000

Net decrease in cash and cash equivalents                                   (9,797)        (7,703)
Cash and cash equivalents at the beginning of the year                      18,932         26,635
                                                                       ------------   ------------
Cash and cash equivalents at the end the year                          $     9,135    $    18,932
                                                                       ============   ============

                    See accompanying Notes to consolidated financial statements

                                                F-7


                                     THE HAVANA GROUP, INC.
                        CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
                         FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                                         2003           2002
                                                                      ------------  ------------
Supplemental Disclosures of Cash Flow Information:
Cash paid during the year for interest                                $        --   $        --
Cash paid during the year for taxes                                            --            --
Supplemental Disclosures of Non-Cash Transactions:
Common stock issued for services                                               --         2,250
Common stock issued in exchange for financial advisory services                --        18,000
Common stock issued in exchange for previously incurred debt                   --       112,500
Notes payable issued in lieu of officers compensation                          --       164,000
Notes payable issued in lieu of interest on notes payable -officers            --         9,500
Debt discount - securities attached notes payable (Note G)                 34,491            --
Expenses paid by affiliates on behalf of the Company                           --        43,724
Stock options granted to consultants in exchange for services
  rendered (Note J)                                                        89,600            --
Write-off of stock subscription receivable (Note I)                        24,000            --
Gain on sale of business segment:
Assets sold                                                           $        --   $ 1,695,083
Liabilities assumed                                                            --    (2,196,076)
                                                                      ------------  ------------
Gain on sale of business segment:                                     $        --   $  (500,993)
                                                                      ------------  ------------
Acquisition:
Common stock issued in exchange for acquisition of Bible              $        --   $   490,500
                                                                      ------------  ------------
Acquisition cost                                                      $        --   $  (490,500)
                                                                      ------------  ------------

                   See accompanying Notes to consolidated financial statements

                                               F-8

                              THE HAVANA GROUP INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

NOTE A - SUMMARY OF ACCOUNTING POLICIES

A summary of the significant accounting policies applied in the preparation of the accompanying consolidated financial statements follows.

Business and Basis of Presentation
----------------------------------

The condensed consolidated financial statements include the accounts of The Havana Group, Inc. and its wholly owned subsidiaries, Monarch Pipe Company ("Monarch") and Bible Resources Inc. ("Bible"), collectively the "Company". All significant inter company accounts and transactions have been eliminated in consolidation.

In July 2002, the Company entered into an agreement to acquire 100% of the common stock of Bible in exchange for 10.9 million shares of the Company's restricted common stock. Bible is a newly formed Nevada corporation organized for the purpose of exploring, developing and/or investing in oil and gas resources on a worldwide basis. Bible currently has no business or assets other than an agreement to purchase an effective 50% investment interest in the Santa Rosa oil and gas property in the country of Argentina in exchange for $1.5 million (see Note B).

In January, 2003, the management received the authority to proceed with the plan of disposal of its tobacco and related business, which includes the Monarch Pipe Company. The Company has historically offered products to consumers through "Carey's Smokeshop" Catalog, exclusively by mail order and through website. Due to inadequate financing and the Company's working capital deficiency, Management has made the decision to seek to sell or discontinue its traditional operations of selling tobacco products and accessories. While this decision has been made, it is the Company's intention to operate its current business for such period of time as is necessary in order to liquidate its inventory and to attempt to sell its tangible and intangible assets in fiscal year 2004. (See Note C).

Cash Equivalents
----------------

For purposes of the Statements of Cash Flows, the Company considers all highly liquid debt instruments purchased with a maturity date of three months or less to be cash equivalents.

Inventories
-----------

Inventories are stated at the lower of cost or market with cost being determined by the first-in, first-out (FIFO) method. The Company has no inventories at December 31, 2003 and 2002.

Property and Equipment
----------------------

Property and equipment are recorded on the basis of cost. For financial statement purposes, property and equipment are depreciated using straight-line method over their estimated useful lives. Depreciation expenses from continuing operations amounted $4,614 and $7,795 for the years ended December 31, 2003 and 2002, respectively. Maintenance, repairs, and minor renewals are charged against earnings when incurred. Additions and major renewals are capitalized.

Impairment of Long-Lived Assets
-------------------------------

The Company has adopted Statement of Financial Accounting Standards No. 144 ("SFAS 144"). The Statement requires that long-lived assets and certain identifiable intangibles held and used by the Company be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Events relating to recoverability may include significant unfavorable changes in business conditions, recurring losses, or a forecasted inability to achieve break-even operating results over an extended period. The Company evaluates the recoverability of long-lived assets based upon forecasted undercounted cash flows. Should an impairment in value be indicated, the carrying value of intangible assets will be adjusted, based on estimates of future discounted cash flows resulting from the use and ultimate disposition of the asset. SFAS No. 144 also requires assets to be disposed of be reported at the lower of the carrying amount or the fair value less costs to sell.

                              THE HAVANA GROUP INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

NOTE A - SUMMARY OF ACCOUNTING POLICIES (CONTINUED)

Income Taxes
------------

Income taxes are provided based on the liability method for financial reporting purposes in accordance with the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Under this method deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be removed or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of operations in the period that includes the enactment date.

Earnings (Loss) Per Share
-------------------------

The Company has adopted Statement of Financial Accounting Standards No. 128, "Earnings Per Share," specifying the computation, presentation and disclosure requirements of earnings per share information. Basic earnings (loss) per share has been calculated based upon the weighted average number of common shares outstanding. Stock options and warrants will be excluded as common stock equivalents in the diluted earnings per share because they are either anti dilutive, or their effect is not material. The weighted average number of common shares outstanding used in the computation of earnings (loss) per share was 17,581,996 and 6,258,833 for the year ended December 31, 2003 and 2002 respectively.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Revenue Recognition
-------------------

For revenue from product sales, the Company recognizes revenue in accordance with SEC Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements" ("SAB 101"). SAB 101 requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling price is fixed and determinable; and (4) collectibility is reasonably assured. Determination of criteria (3) and (4) are based on management's judgments regarding the fixed nature of the selling prices of the products delivered and the collectibility of those amounts. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded. The Company defers any revenue for which the product has not been delivered or is subject to refund until such time that the Company and the customer jointly determine that the product has been delivered or no refund will be required.

Advertising
-----------

The Company follows the policy of charging the costs of advertising to expenses incurred. For the years ended December 31, 2003 and 2002, advertising costs from discontinued operations were $27,274 and $65,684, respectively. The Company incurred no advertising costs for continuing operations.

Research and Development
------------------------
The Company accounts for research and development costs in accordance with the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 2 ("SFAS 2"), "Accounting for Research and Development Costs. Under SFAS 2, all research and development costs must be charged to expense as incurred. Accordingly, internal research and development costs are expensed as incurred. Third-party research and developments costs are expensed when the contracted work has been performed or as milestone results have been achieved. Company-sponsored research and development costs related to both present and future products are expensed in the period incurred. The Company incurred no research and product development costs for the year ended December 31, 2003 and 2002.

                              THE HAVANA GROUP INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

NOTE A - SUMMARY OF ACCOUNTING POLICIES (CONTINUED)

Concentrations of Credit Risk
-----------------------------

Financial instruments and related items which potentially subject the Company to concentrations of credit risk consist primarily of cash, cash equivalents and trade receivables. The Company places its cash and temporary cash investments with credit quality institutions. At times, such investments may be in excess of the FDIC insurance limit. The Company periodically reviews its trade receivables in determining its allowance for doubtful accounts. The allowance for doubtful accounts for discontinued operations at December 31, 2003 and 2002 is $1,320. There is no allowance for doubtful accounts established for continuing operations at December 31, 2003 and 2002.

Stock Based Compensation
------------------------

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure-an amendment of SFAS 123." This statement amends SFAS No. 123, "Accounting for Stock-Based Compensation," to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this statement amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Company has chosen to continue to account for stock-based compensation using the intrinsic value method prescribed in APB Opinion No. 25 and related interpretations. Accordingly, compensation expense for stock options is measured as the excess, if any, of the fair market value of the Company's stock at the date of the grant over the exercise price of the related option. The Company has adopted the annual disclosure provisions of SFAS No. 148 in its financial reports for the year ended December 31, 2003 and 2002 and for subsequent periods.

Had compensation costs for the Company's stock options been determined based on the fair value at the grant dates for the awards, the Company's net loss and losses per share would have been as follows (transactions involving stock options issued to employees and Black-Scholes model assumptions are presented in Note J):

                                                                  2003           2002
                                                              -------------  -------------
Net loss - as reported                                        $  (924,547)   $   (944,833)
Add: Total stock based employee compensation expense
  as reported under intrinsic value method (APB. No. 25)               --              --
Deduct: Total stock based employee compensation expense
  as reported under fair value based method (SFAS No. 123)        (87,525)        (19,248)
                                                              -------------  -------------
Net loss - Pro Forma                                          $ (1,012,072)  $   (964,081)
Net loss attributable to common stockholders - Pro forma      $ (1,012,072)  $   (964,081)
Basic (and assuming dilution) loss per share - as reported    $      (0.05)  $      (0.15)
Basic (and assuming dilution) loss per share - Pro forma      $      (0.06)  $      (0.15)

Liquidity
---------

As shown in the accompanying consolidated financial statements, the Company incurred net loss from continuing operating of $649,281 and $17,295 during the year ended December 31, 2003 and 2002, respectively. The Company's current liabilities exceeded its current assets by $973,810 as of December 31, 2003.

Comprehensive Income
--------------------

Statement of Financial Accounting Standards No. 130 ("SFAS 130"), "Reporting Comprehensive Income," establishes standards for reporting and displaying of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. The Company does not have any items of comprehensive income in any of the periods presented.

                              THE HAVANA GROUP INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

NOTE A - SUMMARY OF ACCOUNTING POLICIES (CONTINUED)

Segment Information
-------------------

Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information" ("SFAS 131") establishes standards for reporting information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision-making group, in making decisions how to allocate resources and assess performance. The information disclosed herein materially represents all of the financial information related to the Company's principal operating segment.

Reclassifications
-----------------

Certain reclassifications have been made in prior year's financial statements to conform to classifications used in the current year.

New Accounting Pronouncements
-----------------------------

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities." Interpretation 46 changes the criteria by which one company includes another entity in its consolidated financial statements. Previously, the criteria were based on control through voting interest. Interpretation 46 requires a variable interest entity to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual returns or both. A company that consolidates a variable interest entity is called the primary beneficiary of that entity. The consolidation requirements of Interpretation 46 apply immediately to variable interest entities created after January 31, 2003. The consolidation requirements apply to older entities in the first fiscal year or interim period beginning after June 15, 2003. Certain of the disclosure requirements apply in all financial statements issued after January 31, 2003, regardless of when the variable interest entity was established. The adoption of FASB interpretation no. 46 did not have a material impact on the Company's results of operations or financial position.

In April 2003, the FASB issued Statement of Financial Accounting Standards
(SFAS) No. 149, AMENDMENT OF STATEMENT 133 ON DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. SFAS 149 amends SFAS No. 133 to provide clarification on the financial accounting and reporting of derivative instruments and hedging activities and requires that contracts with similar characteristics be accounted for on a comparable basis. The provisions of SFAS 149 are effective for contracts entered into or modified after June 30, 2003, and for hedging relationships designated after June 30, 2003. The adoption of SFAS 149 did not have a material impact on the Company's results of operations or financial position.

In May 2003, the FASB issued SFAS No. 150, ACCOUNTING FOR CERTAIN FINANCIAL INSTRUMENTS WITH CHARACTERISTICS OF BOTH LIABILITIES AND EQUITY. SFAS 150 establishes standards on the classification and measurement of certain financial instruments with characteristics of both liabilities and equity. The provisions of SFAS 150 are effective for financial instruments entered into or modified after May 31, 2003 and to all other instruments that exist as of the beginning of the first interim financial reporting period beginning after June 15, 2003. The adoption of SFAS 150 did not have a material impact on the Company's results of operations or financial position.

In December 2003, the FASB issued SFAS No. 132 (revised), EMPLOYERS' DISCLOSURES ABOUT PENSIONS AND OTHER POSTRETIREMENT BENEFITS - AN AMENDMENT OF FASB STATEMENTS NO. 87, 88, AND 106. This statement retains the disclosure requirements contained in FASB statement no. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits, which it replaces. It requires additional disclosures to those in the original statement 132 about the assets, obligations, cash flows, and net periodic benefit cost of defined benefit pension plans and other defined benefit postretirement plans. The required information should be provided separately for pension plans and for other postretirement benefit plans. The revision applies for the first fiscal or annual interim period ending after December 15, 2003 for domestic pension plans and June 15, 2004 for foreign pension plans and requires certain new disclosures related to such plans. The adoption of this statement did not have a material impact on the Company's results of operations or financial positions.

                              THE HAVANA GROUP INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

NOTE B - BUSINESS COMBINATIONS

On July 29, 2002, the Company entered into an agreement to acquire 100% of the common stock of Bible Resources, Inc. ("Bible") in exchange for 10.9 million common shares of the Company. Bible is a newly formed Nevada corporation organized for the purpose of exploring, developing and/or investing in oil and gas resources on a worldwide basis. Bible currently has no business or assets other than an agreement to purchase an effective 50% investment interest in the Santa Rosa property in Argentina.

In connection with the acquisition of Bible Resources Inc., the Company issued to Bible Resources Inc.'s shareholders a total of 10,900,000 shares, valued at $490,500 (see Note I), of the Company's common stock. Bible Resources Inc. has no assets and liabilities and has no business activities as of December 31, 2003. The excess of the aggregate purchase price over the fair market value of net assets acquired was recorded as acquisition costs and expensed in the period incurred. The acquisition is being accounted for as a purchase in accordance with APB 16, and accordingly, the operating results of the acquired company have been included in the Company's financial statements since the date of acquisition.

The following summarizes the acquisition of Bible Resources Inc.:

      Issuance of 10,900,000 shares of restricted common stock      $  (490,500)
      Assets acquired                                                        --
      Liabilities assumed                                                    --
      Acquisition costs                                                 490,500
                                                                    ------------
                                                                    $        --
                                                                    ============

NOTE C - DISCONTINUED OPERATIONS

Phillips & King International, Inc.
-----------------------------------

On March 12, 2002, the Company reached a definitive agreement to sell the net assets of its tobacco distribution business for consideration to be determined based upon future sales and assumption of $2,196,076 of the debt of Phillips & King, International, Inc. The results of operations for all years presented have been restated for the discontinued tobacco distribution business. The following summarizes the gain on the disposition of the tobacco distribution business segment for the years ended December 31, 2003 and 2002:

                                                          2003          2002
                                                      -----------   ------------
      Debts assumed                                   $       --    $ 2,196,076
      Net assets disposed of                                  --     (1,695,083)
                                                      -----------   ------------
      Net gain on disposal                            $       --    $   500,993
                                                      ===========   ============

Carey's Smokeshop
-----------------

On January 23, 2003, the management received the authority to proceed with the plan of disposal of its tobacco and related business. The Company has historically offered products to consumers through its "Carey's Smokeshop" Catalog, exclusively by mail order and through website. Due to inadequate financing and the Company's working capital deficiency, Management has made the decision to seek to sell or discontinue its traditional operations of selling tobacco products and accessories. While this decision has been made, it is the Company's intention to operate its current business for such period of time as is necessary in order to liquidate its inventory and to attempt to sell its tangible and intangible assets in the fiscal year 2004. The following summarizes the assets and liabilities of discontinued operations as on December 31, 2003 and 2002:

                                                         2003          2002
                                                      ------------  ------------
Assets:
Accounts Receivable, Total                            $     3,920   $    13,787
Allowance for Doubtful Accts                               (1,320)       (1,320)
Leasehold Improvements                                         --       109,320
Furniture & Fixtures                                       21,275        21,275
Data Processing Equipment                                  62,533        62,533
Web Site Development                                      111,324       111,324
Accumulated Depreciation                                 (184,851)     (252,046)
Trademark                                                  17,949        17,949
Artwork                                                    35,914        35,914
Mailing List                                              889,000       889,000
Accumulated Amortization                                 (890,002)     (845,554)
                                                      ------------  ------------
Total Assets                                          $    65,742   $   162,182
                                                      ============  ============

                              THE HAVANA GROUP INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

NOTE C - DISCONTINUED OPERATIONS (CONTINUED)

Carey's Smokeshop (Continued)

                                                         2003          2002
                                                      ------------  ------------
Liabilities:
Customer Advances & Credits                           $     7,648   $    19,201
Accounts payable and accrued liabilities                  240,814       387,789
Deferred Income                                            28,057        59,196
                                                      ------------  ------------
Total Liabilities                                     $   276,519   $   466,186
                                                      ============  ============

The financial statements reflect the operating results and balance sheet items of the discontinued operations separately from continuing operations. Prior years have been restated. Operating results for the discontinued operations for the years ended December 31, 2003 and 2002 were:

                                                          2003          2002
                                                      ------------  ------------
Revenue                                               $   541,666   $   542,985
Expenses                                                 (706,932)   (1,861,516)
                                                      ------------  ------------
Net (Loss)                                            $  (165,266)  $(1,318,531)
                                                      ============  ============

Depreciation and amortization expense included in expenses of discontinued operations amounted to $86,573 and $208,622 for the years ended December 31, 2003 and 2002, respectively.

NOTE D - RESTRICTED CASH

Restricted cash at December 31, 2003 represents cash held in an escrow bank account for estimated tobacco taxes due to the State of Ohio under Master Settlement Agreement (MSA). There is no termination of the escrow until liabilities are defined and settled.

NOTE E - PROPERTY, PLANT AND EQUIPMENT

The Company's property, plant and equipment at December 31, 2003 and 2002 consist of the following:

                                                          2003          2002
                                                      ------------  ------------
Furniture & Fixtures                                  $    43,267   $    43,267
Less: Accumulated Depreciation                            (43,267)      (38,653)
                                                      ------------  ------------
                                                      $        --   $     4,614
                                                      ============  ============

Depreciation expense included as a charge to operations for the year ended December 31, 2003 and 2002 amounted to $4,614 and $7,795, respectively.

NOTE F - ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

Accounts payable and accrued liabilities at December 31, 2003 and 2002 are as follows:

                                                          2003          2002
                                                      ------------  ------------
Accounts payable                                      $    70,690   $        --
Accrued interest                                           28,070         9,500
Accrued payroll, payroll expenses and taxes               192,089       137,869
                                                      ------------  ------------
Total                                                 $   290,849   $   147,369
                                                      ============  ============

                              THE HAVANA GROUP INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

NOTE G - NOTES PAYABLE

a) Notes Payable to Officers and Directors
------------------------------------------

Notes payable to officers and directors at December 31, 2003 and 2002 are as follows:

                                                          2003          2002
                                                      ------------  ------------

5% note payable to Company officer, principal and
accrued interest payable on or before December 2002;
secured by Company assets. The Company is currently
in default under the terms of the note.               $   150,000   $   150,000

6% note payable to Company officer, principal and
accrued interest payable on or before October 2002;
unsecured. The Company is currently in default under
the terms of the note.                                     50,000        50,000

6% note payable to Company director, principal and
accrued interest payable on or before October 2002;
unsecured. The Company is currently in default under
the terms of the note.                                     50,000        50,000
                                                      ------------  ------------
                                                          250,000       250,000
Less: current portion                                    (250,000)     (250,000)
                                                      ------------  ------------
Note payable - long term                              $        --   $        --
                                                      ============  ============

b) Notes Payable to Third Parties
---------------------------------

Notes payable to investors at December 31, 2003 and 2002 are as follows:

                                                          2003         2002
                                                      ------------  ------------
10% note payable to an investor, principal and
  accrued interest payable on or before January
  2004; unsecured.                                    $    25,000   $        --
10% note payable to an investor, principal and
  accrued interest payable on or before January
  2004; unsecured.                                          5,000            --
10% note payable to an investor, principal and
  accrued interest payable on or before January
  2004; unsecured.                                          5,000            --
                                                      ------------  ------------
                                                           35,000            --
Less: current portion                                     (35,000)           --
                                                      ------------  ------------
Note payable - long term                              $        --   $        --
                                                      ============  ============

c) Notes Payable with Non-detachable Securities
-----------------------------------------------

Notes payable with non-detachable securities at December 31, 2003 and 2002 are as follows:

                                                          2003          2002
                                                      ------------  ------------
6% note payable to an investor, principal and
  accrued interest payable on or before January
  2004; unsecured. The Company shall also distribute
  120,000 shares of its common stock to the
  noteholder upon completion of the notes agreement
  in January 2004.                                    $    30,000   $        --
Debt Discount - value of securities attached to
  note payable, net of accumulated amortization of
  $17,512 and $0 at December 31, 2003 and 2002,
  respectively.                                            (2,888)           --
                                                      ------------  ------------
                                                           27,112            --

6% note payable to an investor, principal and
  accrued interest payable on or before January
  2004; unsecured. The Company shall also
  distribute 42,700 shares of its common stock to
  the noteholder upon completion of the notes
  agreement in January 2004.                               16,000            --
Debt Discount - value of securities attached to
  note payable, net of accumulated amortization
  of $11,929 and $0 at December 31, 2003 and
  2002, respectively.                                      (2,162)           --
                                                      ------------  ------------
                                                           13,838            --
Total                                                      40,950            --
Less: current portion                                     (40,950)           --
                                                      ------------  ------------
Note payable - long term                              $        --   $        --
                                                      ============  ============

                              THE HAVANA GROUP INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

NOTE G - NOTES PAYABLE (CONTINUED)

c) Notes Payable with Non-detachable Securities (Continued)
-----------------------------------------------------------

The Company accounted for the notes payable and common stock purchase rights in accordance with APB No. 14, "Accounting for Convertible Debt and Debt Issued with Stock Purchase Warrants" ("APB 14"). Proceeds from the issuance of notes payable with equity securities are allocated between the debt and the securities based on their relative fair values. The Company recognized the portion of the proceeds allocated to the securities in the amount of $34,491 to additional paid-in capital and a discount against the notes payable. The debt discount attributed to the value of the securities to be issued is amortized over the notes payable's maturity period as interest expense. The Company amortized the debt discount attributed to the securities to be issued and recorded non-cash interest expense of $29,441 and $0 for the years ended December 31, 2003 and 2002, respectively. As of the date of this audit report, the Company is in default under terms of all note agreements and all notes payable are still outstanding.

NOTE H - FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments" ("SFAS 107"), defines the fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties. The Company includes fair value information in the notes to consolidated financial statements when the fair value of its financial instruments is materially different from the book value. The carrying value of the Company's cash and cash equivalents, short-term debt securities held to maturity, time deposits, receivables, other current assets, accounts payable, and accrued liabilities, included in the accompanying balance sheets, approximate the estimated fair value of those instruments because of their short-term nature. The fair value of the notes payable to banks based on the interest rates currently available for borrowings with similar terms and maturities approximates the carrying amount of those borrowings. The fair value of the amounts due to and from related party cannot be determined due to the uncertainty as to the timing of repayment.

NOTE I - CAPITAL STOCK

Common Stock
------------

On October 28, 2002, the Company's shareholders approved the filing of a Certificate of Amendment to the Company's Certificate of Incorporation to increase the authorized number of common Shares from 25,000,000 shares, $0.001 par value, to 75,000,000 shares,$0.001 par value. The number of authorized preferred shares remained unchanged. As of December 31, 2003 and 2002, the Company has 18,421,667 and 16,815,000 shares of common stock issued and outstanding.

The Company is not currently subject to any contractual arrangements, which restrict its ability to pay cash dividends. The Company's Certificate of Incorporation prohibits the payment of cash dividends on the Company's Common Stock in excess of $.05 per share per year so long as any Serial Preferred Stock remains outstanding unless all accrued and unpaid dividends on Serial Preferred Stock has been set apart and there are no arrearages with respect to the redemption of any Serial Preferred Stock.

In August 2002, the Company issued 400,000 shares of restricted common stock valued at $0.045 per share to investors in connection with issuance of notes payable aggregating $100,000. In August 2002, the Company issued 50,000 shares of the Company's common stock to a consultant in exchange for services provided to the Company. The Company valued the shares issued at $0.045 per share, which approximated the fair value of the shares issued during the period the services were rendered. The compensation costs of $ 2,250 were charged to income during the year ended December 31, 2002. In August 2002, the Company issued 2,500,000 shares of restricted common stock to Company in exchange for previously incurred debt of $112,500.

In September 2002, the Company issued an aggregate of 10,900,000 shares of restricted common stock valued at $0.045 per share for a total value of $490,500 in connection with the acquisition of Bible Resources, Inc. (See Note B).

In September 2002, the Company issued 60,000 shares of common stock for an aggregate purchase price of $6,000 for employee stock options at $0.10 per share.

In March 2003, the Company issued 240,000 shares of common stock for an aggregate purchase price of $24,000 for employee stock options at $0.10 per share. The Company has determined that the $24,000 of stock subscription receivable is not collectible and has charged the write-off of stock subscription receivable to the operations as of December 31, 2003.

                              THE HAVANA GROUP INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

NOTE I - CAPITAL STOCK (CONTINUED)

In July 2003, the Company issued an aggregate of $1,366,667 shares of common stock to sophisticated investors in exchange for $205,000 of cash, net of fees and costs.

In December 2003, the Company received $50,000 from an investor for 500,000 shares of common stock subscribed at $.10 per share. The common shares were not issued until January 2004. The Company accounted for the $50,000 of proceeds received as stock subscription payable at December 31, 2003.

Series A Preferred Stock
------------------------

The Company is authorized to issue up to 10,000,000 shares of Preferred Stock in one or more series and to fix the rights, preferences, privileges, and restrictions thereof, including dividend rights, conversion rights, voting rights, terms of redemption, liquidating preferences, and the number of shares constituting any series or the designation of such series. Duncan Hill, Inc., the parent of the Company owns 5,000,000 shares of Series A Preferred Stock (Series A) $.001 par value. The holders of the Series A stock are entitled to one vote for each share held of record on all matters submitted to a vote of the stockholders.

The Series A stock is not subject to redemption and has no conversion rights or rights to participate in dividend payments. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, each share of Series A stock has a liquidation preference of $.001 per share.

Series B Preferred Stock
------------------------

The Company has issued 1,100,000 shares of its Series B Convertible Preferred Stock (Series B) $.001 par value to Duncan Hill, Inc. The Series B stock has the same voting privileges as the Common Stock. Each share of Series B stock is convertible into one share of the Company's Common stock at the option of either the holder or the Company upon the Company's net pre-tax profit reaching $500,000 in any given calendar year. The holder of each share of Series B Preferred Stock will be entitled to receive, when, as, and if declared by the Board of Directors of the Company, out of funds legally available therefore, cumulative quarterly cash dividends at the rate of $.025 per share, quarterly on March 31, June 30, September 30, and December 31 commencing with March 31, 1998 before any dividend shall be declared, set apart for, or paid upon the Common Stock for such year, and the remainder of the surplus or net earnings applicable to the payment of dividends shall be distributed as dividends among the holders of Common Stock as and when the Board of Directors determines. There were no dividends declared or paid during 2003 or 2002 on the Series B Preferred Stock. Dividends in arrears on the Series B preferred stock amount to $.60 per share or $660,000 in the aggregate at December 31, 2003.

The Series B stock is not subject to redemption. In the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, each share of Series B stock has a liquidation preference of $.001 plus dividends in arrears, which is subordinated to the liquidation preference of the Series A stock.

NOTE J - WARRANTS AND STOCK OPTIONS

Class A Warrants
----------------

The following table summarizes the changes in warrants outstanding and the related prices for the shares of the Company's common stock issued to shareholders at December 31, 2003.

                      Warrants Outstanding                                 Warrants Exercisable
                      --------------------                                 --------------------
                                Weighted Average           Weighed                         Weighted
                     Number    Remaining Contractual       Average          Number         Average
Exercise Prices   Outstanding       Life (Years)        Exercise Price    Exercisable   Exercise Price
---------------   -----------       ------------        --------------    -----------   --------------
   $ 6.00           200,000            3.92                $ 6.00           200,000          $ 6.00
     0.10           500,000            2.75                  0.10           500,000            0.10
                  ---------          ------                ------         ---------          ------
                    700,000            3.08                $ 1.79           700,000          $ 1.79
                  =========          ======                ======         =========          ======


                              THE HAVANA GROUP INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

NOTE J - WARRANTS AND STOCK OPTIONS (CONTINUED)

Class A Warrants (Continued)
----------------------------

Transactions involving the Company's warrant issuance are summarized as follows:

                                                                Weighted Average
                                            Number of Shares    Price Per Share
                                            ----------------    ---------------

   Outstanding at January 1, 2002                 3,358,000         $  4.53
      Granted                                            --              --
      Exercised                                          --              --
      Canceled or expired                                --              --
                                              --------------       ----------
   Outstanding at December 31, 2002               3,358,000         $  4.53
      Granted                                            --              --
      Exercised                                          --              --
      Canceled or expired                        (2,658,000)           5.25
                                              --------------       ----------
   Outstanding at December 31, 2003                 700,000         $  1.79
                                              ==============       ==========

Stock Options
-------------

The following table summarizes the changes in options outstanding and the related prices for the shares of the Company's common stock issued to shareholders at December 31, 2003.

                      Options Outstanding                                      Options Exercisable
                      -------------------                                      -------------------
                                  Weighted Average                                           Weighted
                     Number      Remaining Contractual     Weighed Average     Number         Average
Exercise Prices   Outstanding       Life (Years)           Exercise Price    Exercisable   Exercise Price
---------------   -----------       ------------           --------------    -----------   --------------
  $  3.50            80,000            4.92                  $  3.50             80,000      $  3.50
   0.4044            60,000            1.25                   0.4044             60,000       0.4044
   0.4044           200,000            6.92                   0.4044            200,000       0.4044
     0.25         1,200,000            3.67                     0.25            825,000         0.25
     0.25           400,000            2.58                     0.25            400,000         0.25
                -----------           -----                  -------        -----------      -------
                  1,940,000            3.75                  $  0.40          1,565,000      $  0.44
                ===========           =====                  =======        ===========      =======

Transactions involving the Company's options issuance are summarized as follows:

                                                                Weighted Average
                                            Number of Shares    Price Per Share
                                            ----------------    ---------------
   Outstanding at January 1, 2002                   340,000         $  1.13
      Granted                                     1,500,000            0.22
      Exercised                                     (60,000)           0.10
      Canceled or expired                                --              --
                                              --------------       ----------
   Outstanding at December 31, 2002               1,780,000         $  0.40
      Granted                                       400,000            0.25
      Exercised                                    (240,000)           0.10
      Canceled or expired                                --              --
                                              --------------       ----------
   Outstanding at December 31, 2002               1,940,000         $  0.40
                                              ==============       ==========

The weighted-average fair value of stock options and warrants granted to shareholders during the years ended December 31, 2003 and 2002 and the weighted-average significant assumptions used to determine those fair values, using a Black-Scholes option pricing model are as follows:

                              THE HAVANA GROUP INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

NOTE J - WARRANTS AND STOCK OPTIONS (CONTINUED)

Stock Options (Continued)
-------------------------

                                                          2003          2002
                                                      ------------  ------------
  Significant assumptions (weighted-average):
     Risk-free interest rate at grant date                2.25%        1.67%
     Expected stock price volatility                       169%          26%
     Expected dividend payout                               --           --
     Expected option life-years (a)                     3 to 10       5 to 10
  (a) The expected option life is based on contractual expiration dates.

The Company did not grant any stock options and warrants to employees during the year ended December 31, 2003. If the Company recognized compensation cost for the stock options and warrants for the non-qualified employee stock option plan in accordance with SFAS No. 123, the Company's pro forma net loss and net loss per share would have been $(1,012,072) and $(0.06) for the year ended December 31, 2003 and $(964,081) and $(0.15) for the year ended December 31, 2002, respectively. The estimated value of the options granted to consultants during the year ended December 31, 2003 was determined using the Black-Scholes option pricing model and the amount of the expense charged to operations in connection with granting the options was $89,600 and $0 during the year ended December 31, 2003 and 2002, respectively.

NOTE K - RELATED PARTY TRANSACTIONS

In addition to notes payable issued to the Company's officers and directors described in Note G, the Company has entered into a contract with an entity controlled by the Company's Chief Executive Officer that provides administrative, executive, and accounting services at a fixed cost per year plus shipment and warehouse services on a per order basis. Total costs charged to the Company in 2002 and 2001 amounted to $149,301 and $28,724, respectively. Total amount due to the entity amounted $225,405 and $76,104 at December 31, 2003 and 2002, respectively.

Two other entities controlled by the Company's Chief Executive Officer periodically paid expenses on behalf of the Company. As of December 31, 2003 and 2002, the amount due to the entities was $79,714 and $0, respectively.

The Company's Chief Executive Officer has periodically paid expenses on behalf of the Company. As of December 31, 2003 and 2002, the amount due to the Company's Chief Executive Officer was $61,027 and $15,000, respectively.

NOTE L - EARNINGS (LOSS) PER SHARE

Basic and fully diluted losses per share are calculated by dividing net income
(loss) available to common shareholders by the weighted average of common shares outstanding during the year. The Company has no potentially dilutive securities, options, warrants or other rights outstanding. The following table sets forth the computation of basic and diluted earnings (loss) per share:

                                                          2003         2002
                                                      ------------  ------------
Net income (loss) available to Common
  stockholders (after preferred Stock dividends
  of $110,000 per year)                               $  (924,547)  $  (944,833)
Basic and diluted earning (loss) per share                  (0.05)        (0.15)
Continuing operation                                        (0.04)        (0.00)
Discontinued operation                                      (0.01)        (0.21)
Basic and diluted weighted average Number of
  common shares outstanding                            17,581,996     6,258,833

NOTE M - INCOME TAXES

The Company has adopted Financial Accounting Standard number 109 which requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statement or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between financial statements and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Temporary differences between taxable income reported for financial reporting purposes and income tax purposes are insignificant.

                              THE HAVANA GROUP INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

NOTE M - INCOME TAXES (CONTINUED)

For income tax reporting purposes, the Company's aggregate unused net operating losses approximate $6,114,000, which expire through 2023 subject to limitations of Section 382 of the Internal Revenue Code, as amended. . The deferred tax asset related to the carry forward is approximately $2,078,000. The Company has provided a valuation reserve against the full amount of the net operating loss benefit, since in the opinion of management based upon the earning history of the Company, it is more likely than not that the benefits will be realized.

Components of deferred tax assets as of December 31, 2003 are as follows:

        Non Current:
          Net operating loss carry forward                         $  2,078,000
          Less: valuation allowance                                  (2,078,000)
                                                                   -------------
          Net deferred tax asset                                   $         --
                                                                   =============

NOTE N - COMMITMENTS AND CONTINGENCIES

Operating Lease
---------------

The Company has entered into a one year operating lease effective December 1, 2002 for warehouse and office space. After December 2003, the Company leases warehouses and office at the same location on a month to month basis. Total rent expense was $27,961 and $54,950 for the years ended December 31, 2003 and 2002, respectively.

Employment Agreement
--------------------

The Company has an employment agreement with the Company's President and Chief Executive Officer. In addition to salary and benefit provisions, the agreement includes defined commitments should the employee terminate the employment with or without cause. The Company has consulting agreements with outside contractors, certain of whom are also Company stockholders.

Legal Proceedings and Claims
----------------------------

The Company operates as a marketer of tobacco and related products. The industry by its nature is subject to government regulations and risks related to the personal health of tobacco consumers. The Company is at times subject to legal proceedings and claims which arise in the ordinary course of business. Management evaluates each claim and provides for any potential loss when the claim is probable and estimable.

In February 2001, Danner Press Inc. ("Danner Press") filed a complaint against the Court of Common Pleas, Stark County of the State of Ohio. The complaint alleges a breach of contract. The Company received a judgment in the Plaintiff's favor in April 2002 in the amount of $118,121. The amount due Danner Press of $131,790 (including interest) is included in accrued liabilities at December 31, 2002. During the year ended December 31, 2003, the Company entered into a settlement agreement with Danner Press that the Company made a single payment of $40,000 in exchange for all outstanding unpaid balance to Danner Press. The Company was legally released from its obligation for all unpaid service fees, claims, debts and judgments due to Danner Press. The Company recognized $91,919 of other income from discontinued operations in connection with the extinguishment of the debt.

Purchase Commitment
-------------------

In connection with the acquisition of Bible Resources Inc. (See note B), the Company agreed to acquire an effective 50% interest in certain mineral rights in exchange for $1,400,000. The Company defaulted under the terms of the Agreement, and subsequently renegotiated the acquisition price increasing the purchase price to $1,500,000, payable under specified terms and conditions.

NOTE O - GOING CONCERN MATTERS

The accompanying statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the financial statements during the years ended December 31, 2003 and 2002, the Company incurred losses from continuing operations of $649,281 and $17,295, respectively. These factors among others may indicate that the Company will be unable to continue as a going concern for a reasonable period of time.

                              THE HAVANA GROUP INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

NOTE O - GOING CONCERN MATTERS (CONTINUED)

The Company's existence is dependent upon management's ability to develop profitable operations and resolve it's liquidity problems. Management anticipates the Company will attain profitable status and improve its liquidity as a result of its planned restructuring and additional equity investment in the Company. The accompanying financial statements do not include any adjustments that might result should the Company be unable to continue as a going concern.

In order to improve the Company's liquidity, the Company is actively pursuing additional equity financing through discussions with investment bankers and private investors. There can be no assurance the Company will be successful in its effort to secure additional equity financing.

If operations and cash flows continue to improve through these efforts, management believes that the Company can continue to operate. However, no assurance can be given that management's actions will result in profitable operations or the resolution of its liquidity problems.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

Not applicable.

ITEM 8A. CONTROLS AND PROCEDURES

The Company maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Company's Exchange Act reports is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms, and that such information is accumulated and communicated to the Company's management, including its Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure based closely on the definition of "disclosure controls and procedures" in Rule 13a-14(c). In designing and evaluating the disclosure controls and procedures, management recognized that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives, and management necessarily was required to apply its judgment in evaluating the cost-benefit relationship of possible controls and procedures. Within 90 days prior to the date of this report, the Company carried out an evaluation, under the supervision and with the participation of the Company's management, including the Company's Chief Executive Officer and the Company's Chief Financial Officer, of the effectiveness of the design and operation of the Company's disclosure controls and procedures. Based on the foregoing, the Company's Chief Executive Officer and Chief Financial Officer concluded that the Company's disclosure controls and procedures were effective. There have been no significant changes in the Company's disclosure controls and procedures or in other factors that could significantly affect the disclosure controls subsequent to the date the Company completed its evaluation. Therefore, no corrective actions were taken.

PART III

ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

(a) Identification of Directors

The names, ages and principal occupations of the Company's present directors, and the date on which their term of office commenced and expires, are as follows:

                                                        First
                                       Term          Became Director       Principal
Name (1)                   Age       Of Office       and/or Officer        Occupation
--------                   ---       ---------       --------------        ----------

William L. Miller           67          (1)              1997           Chairman of the Board and Chief
                                                                          Executive Officer of the Company
Frederick Berndt            29          (1)              2002           Vice President of the Company
Chet Idziszek               56          (1)              2002           President of Ormin Explorations Ltd.
Orin E. Atkins              79          (1)              2002           Retired
Richard DeY Manning         78          (1)              2002           Attorney
______________

(1) Directors are elected at the annual meeting of stockholders and hold office until the following annual meeting.

(b)      Identification of Executive Officers.

William L. Miller is Chairman of the Board, Chief Executive Officer, Principal Financial Officer and Treasurer of the Company. Frederick Berndt is Vice President of the Company.

The terms of all officers expire at the annual meeting of directors following the annual stockholders meeting. Subject to their contract rights to compensation, if any, the Board of Directors may remove officers, either with or without cause, and a successor elected by a majority vote of the Board of Directors, at any time.

BUSINESS EXPERIENCE

William L. Miller has been Chairman of the Board of Directors of the Company and Chief Executive Officer since December 1997. Mr. Miller has in the past, and is currently, serving as the Company's Chief Financial Officer and its sole executive officer. He previously served as President of the Company from December 1997 - March 1999. Previously, he was the sole director and executive officer of Carey from 1984 to December 1997. Mr. Miller has held identical positions at Kids Stuff, Inc. from its formation in July 1996 until it ceased operations in 2002. Mr. Miller had been a director of Perfectly Safe, Inc. and its Vice President since it was formed by Duncan Hill in 1990 until July 1996. Mr. Miller is President, Founder and a director of Duncan Hill and Zenvesco, Inc., a privately held company owned by him. He holds a Bachelors Degree in Mechanical Engineering from Purdue University and a Masters Degree in Business Administration from Indiana University.

Frederick C. Berndt has been an officer of the Company since September 2002 and a director of the Company since October 2002. Mr. Berndt has an extensive background in banking, having studied Finance and Economics at Geneva College in Pennsylvania. Mr. Berndt began his career in Commercial Banking in 1995. In 1997, he became licensed as a Series 7 and 63, for Rise Securities and became a partner/Vice President of Berndt & Associates Investment Management, a full service money management firm that was formed in the early 1970's. In 1999, Mr. Berndt passed his Securities Principal's license and became the principal and compliance officer for Rise Securities, Inc. In 2001, Mr. Berndt left Berndt & Associates to pursue a consulting career in investment banking. He consulted for EWRX Internet Systems, an anti-virus software company and also consulted for Hamilton Scientific, a New Jersey based medical software company. In 2002, Mr. Berndt founded Bible Resources, Inc., a private corporation formed for the purpose of oil and gas exploration. He then successfully orchestrated the Company's acquisition of Bible resources described elsewhere herein.

Chet Idziszek has been a director of the Company since August 2002. Mr. Idziszek is a geologist and business executive with extensive experience in mining and precious metals businesses. Since 1992, Mr. Idziszek is President and Chairman, Oromin Explorations, Ltd., which holds the mineral rights to the property in the Cuyana Basin of Central Argentina known as the "Santa Rosa Dome" project. Mr. Idziszek began his career as Vice President and Exploration Manager for New Jersey Zinc Exploration Co. (Canada) Ltd. In 1984, he became Manager of New Projects for "Consolidated Gold Fields" Canadian Mining, Ltd. In 1987, he became President-Prime Explorations Ltd., the exploration arm for the Prime Group of Companies. In 1990, Mr. Idziszek received the "Mining Man of the Year" award in recognition of his vital role in the discovery and development of the Eskay Creek gold deposit in Canada, as well as the prestigious "Prospector of the Year Award for 1994" in recognition of the major role he played in the discovery and development of the Eskay Creek gold deposit, as well as for his leadership of Adrian Resources Ltd. during the exploration and development of the Petaquilla copper-gold-silver-moly deposits in the Republic of Panama. He also served as director of Arequipa Resources, Ltd., which discovered the Pierina gold deposit that was subsequently acquired by Barrick Gold Corp. in mid-1996. Mr. Idziszek holds a Bachelor of Science degree and Master of Applied Sciences degrees from McGill University in Montreal, Canada. He is a member of the Society of Economic Geologists, I.A.G.O.D., the Geological Association of Canada, and a Fellow of the Geological Society, London.

Orin E. Atkins became a director of the Company in August 2002. Mr. Atkins is the retired Chief Executive Officer of Ashland Oil, Inc., a position he held for 17 years. He was elected President and Chief Executive Officer at 40 years of age, after14 years in the company's legal department and in various financial and administrative capacities. When Mr. Atkins became the Chief Executive Officer, Ashland was a regional refining company refining 165,000 barrels per day of crude oil with sales of $447.7 million. Over the next 17 years under Mr. Atkins direction, Ashland grew to an international company with sales of $9.6 billion. Mr. Atkins also served as Director of the Cleveland Branch of the Federal Reserve Bank. He was a member of the Board of Directors of the American Petroleum Institute and a member of the executive committee of the Board. Mr. Atkins has also served as an executive of Tampimex Oil Trading, which was one of the leading oil trading companies in the world. Mr. Atkins attended Marshall University and graduated from the law school of the University of Virginia. He is a past Chairman of the Advisory Board of Marshall, a position he held for many years.

Richard DeY Manning has been a director of the Company since August 2002. Mr. Manning is an attorney with extensive experience in the international oil business. Mr. Manning began his career in 1952 with Cravath, Swaine & Moore, New York, where he worked extensively on cost allocations in the natural gas pipeline industry. He then became General Counsel to Commonwealth Oil Refining Company ("Corco") which refined oil on the south coast of Puerto Rico. He then established his own law firm in New York City and became outside counsel to Corco. In the 1960's he was a Director and Vice President of Atlas Development Company, Inc., a Montreal based international oil trading company which sold crude oil to the state owned oil company in Argentina. Mr. Manning was instrumental in developing the Argentine business and setting up a barter payment system using low sulfur fuel oil for resale in international markets. Atlas also established offices in London, Rotterdam, and Hamburg. During the late 1960's and early 1970's, Mr. Manning accepted Hugh L Carey, then a Congressman, as a member of his law firm and was thereafter active in the campaign for Carey's election to two terms as Governor of New York. Manning acted as counsel to New England Petroleum Corporation (Nepco), and negotiated some of the largest fuel oil supply contracts in the oil industry to numerous utilities. He then negotiated contracts for the construction of a $600 million, 500,000 barrel per day, oil refinery on Grand Bahama Island, a joint venture with Standard Oil of California; he also negotiated the contracts for construction of a petrochemical plant in Puerto Rico. Later in his career Mr. Manning became an investor in oil and gas wells in Ohio, and ultimately owned all or part of approximately 200 wells, which he operated through his wholly-owned corporation. He also worked on special projects for Ashland Oil Company, Consolidated Edison of Chicago, and others in the oil and petrochemical business. Mr. Manning is a WWII veteran who retired as a Captain, Parachute Infantry, in 1947 as a result of injuries received in the Battle of the Bulge in 1945. He was awarded the Distinguished Service Cross, the Bronze Star, Purple Heart, and the British Military Cross. He is a graduate of the University of North Carolina, Doctor of Jurisprudence with honors, and Bachelors Degree in Business Accounting

The Board has no audit, compensation or other committees of the Board of Directors and it has no nominating or similar committee.

PROPOSED AUDIT COMMITTEE

The Sarbanes-Oxley Act of 2002 requires the Company to have audit committee consisting of solely independent directors. The definition of "independent director" is defined in Rule 4200(a) (14) of the NASD's Listing Standards. The NASD's listing standards define an "independent director" generally as a person, other than an officer of the Company, who does not have a relationship with the company that would interfere with the director's exercise of independent judgment. The Company is also required to disclose whether or not any of the independent directors who make up the audit committee is a "Financial Expert." The term "Financial Expert" is defined as a person who has the following attributes: an understanding of generally accepted accounting principals and financial statements; has the ability to assess the general application of such principals in connection with the accounting for estimates, accruals and reserves; experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more persons engaged in such activities; an understanding of internal controls and procedures for financial reporting; and an understanding of audit committee functions. The audit committee would be expected to establish a written charter detailing the audit committee's responsibilities to include, among other things:

         o annually reviewing and reassessing the adequacy of the committee's formal charter;

         o reviewing the annual audited financial statements with the Company's management and its independent auditors and the adequacy of its internal accounting controls;

         o reviewing analyses prepared by the Company's management and independent auditors concerning significant financial reporting issues and judgments made in connection with the preparation of its financial statements;

         o being directly responsible for the appointment, compensation and oversight of the independent auditor, which shall report directly to the Audit Committee, including resolution of disagreements between management and the auditors regarding financial reporting for the purpose of preparing or issuing an audit report or related work;

         o    reviewing the independence of the independent auditors;

         o reviewing the Company's auditing and accounting principles and practices with the independent auditors and reviewing major changes to its auditing and accounting principles and practices as suggested by the independent auditor or its management;

         o reviewing all related party transactions on an ongoing basis for potential conflict of interest situations; and

         o all responsibilities given to the Audit Committee by virtue of the Sarbanes-Oxley Act of 2002, which was signed into law by President George W. Bush on July 30, 2002.

As of the filing date of this Form 10-KSB, the Company has not established an audit committee and under the Sarbanes-Oxley Act of 2002, this means that the duties of the audit committee fall upon the Board of Directors until an audit committee is established. It is the Company's intention to establish an audit committee in accordance with the Sarbanes-Oxley Act of 2002 after receipt of sufficient financing for the Company's planned oil and gas investment(s), of which there can be no assurances given.

CODE OF ETHICS

Effective March 3, 2003, the Securities & Exchange Commission requires registrants like the Company to either adopt a code of ethics that applies to the Company's Chief Executive Officer and Chief Financial Officer or explain why the Company has not adopted such a code of ethics. For purposes of item 406 of Regulation S-K, the term "code of ethics" means written standards that are reasonably designed to deter wrong doing and to promote:

         o Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

         o Full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities & Exchange Commission and in other public communications made by the Company;

         o Compliance with applicable governmental law, rules and regulations;

         o The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

         o    Accountability for adherence to the code.

In this respect, the Company intends to adopt a code of ethics in the form filed as Exhibit 14.1 to this Form 10-KSB. Changes to the Code of Ethics will be filed under a Form 8-K or quarterly or annual report under the Exchange Act.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than ten percent stockholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file. To Management's knowledge, no officer, director or person owning more than 10% of the Company's Common Stock filed any reports late during its fiscal year ended December 31, 2003, except that (i) William L. Miller, an officer and director of the Company, and Duncan Hill, Inc., a principal stockholder of the Company, each filed a Form 4 late in September 2003, with Mr. Miller's filing having been made one day late in the case of one transaction and Duncan Hill's filing being made only several days late for the transactions reported and (ii) Steven Heard, a principal stockholder, failed to file a Form 5 in lieu of a Form 4 for a gift transaction that took place in October 2002 and Frederick Berndt, an officer and director of the Company, failed to file Form 4's for gift transactions that took place in February and July, 2003 and he failed to file a Form 5 in connection with those transactions. On or about the filing date of this Form 10-KSB, Messrs. Heard and Berndt filed the required Form 5's.

ITEM 10. EXECUTIVE COMPENSATION

The following table provides a summary compensation table with respect to the compensation of William L. Miller, the Company's Chief Executive Officer (CEO) for the past three years.

The following table provides a summary compensation table with respect to the compensation of William L. Miller, the Company's Chief Executive Officer (CEO) for the past three years.

 ---------------------------------------------------------------------------------------------------------------------------------
                                                                                   Long Term Compensation
 ---------------------------------------------------------------------------------------------------------------------------------
                                   Annual Compensation                    Awards                          Payouts
 ---------------------------------------------------------------------------------------------------------------------------------
    Name and               Year    Salary ($)   Bonus ($)  Other Annual   Restricted      Number of       LTIP       All Other
    Principal Position                                     Compensation   Stock           Options         Payout     Compensation
                                                           ($) (2)        Award(s)                        ($)        ($)
                                                                          ($)
 ---------------------------------------------------------------------------------------------------------------------------------
    W. Miller, Chief       2003    100,000(1)       0              0           0           0             0            0
    Executive Officer      -------------------------------------------------------------------------------------------------------
                           2002    100,000(1)       0          2,400           0(3)        0             0            0
                           -------------------------------------------------------------------------------------------------------
                           2001    100,000(1)       0          9,600           0           0             0            0
 ---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Miller accrued or received a salary of $100,000 in each of the three years ended December 31, 2003. During 2001, 2002 and 2003, the Company accrued salary of $96,623, $37,600 and $41,467, respectively.

(2) Mr. Miller had the use of a Company leased automobile during 2001 and the first three months of 2002. Mr. Miller personally paid $300 of the monthly $1,100 lease for a net of $800 per month paid by the Company.

(3) Mr. Miller did not receive any restricted stock grants for services rendered in 2002. However, Mr. Miller loaned the Company $50,000 in August 2002 and received 200,000 shares of the Company's restricted Common Stock as an inducement for such loan. In September 2002, he converted $112,500 of indebtedness into 2,500,000 shares of the Company's unregistered Common Stock.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END

OPTION VALUES

The information provided in the table below provides information with respect to each exercise of the Company's stock option during fiscal 2003 by the Company's Chief Executive Officer and the fiscal year end value of the Company's unexercised options.

   (a)                   (b)              (c)             (d)                   (e)
                                                                             Value of
                                                         Number of          Unexercised
                                                        Unexercised         In-the-Money
                         Shares                          Options at           Options
                       Acquired on         Value         FY-End (#)         at Fy-End($)
                        Exercise         Realized       Exercisable/        Exercisable/
  Name                    (#)            ($)(1)        Unexercisable       Unexercisable(1)
  ----                -----------       ----------     --------------      ----------------
  William L. Miller       -0-             -0-           200,000/0             -0- / -0-

(1) The aggregate dollar values in column (c) and (e) are calculated by determining the difference between the fair market value of the Common Stock underlying the options and the exercise price of the options at exercise or fiscal year end, respectively. Column (e) is based upon a year-end value of Common Stock of approximately $.35 per share at December 31, 2003

REPORT ON REPRICING OF OPTIONS

During the three years ended December 31, 2003, there was no repricing of outstanding options.

INCENTIVE COMPENSATION PLAN

1997 LONG-TERM STOCK INCENTIVE PLAN. In November 1997, the Company's majority stockholder approved the adoption of the Company's 1997 Long-term Incentive Plan (the "Incentive Plan"). Under the Incentive Plan, the Board of Directors or a Compensation Committee of the Board of Directors consisting of not less than three members may grant stock incentives to employees of the Company pursuant to which a total of 400,000 shares of common stock may be issued: provided, however, that the maximum amount of Common Stock with respect to which stock incentives may be granted to any person during any calendar year shall be 20,000 shares, except for a grant made to a recipient upon the recipient's initial hiring by the Company, in which case the number shall be a maximum of 40,000 shares. These numbers are subject to adjustment in the event of a stock split and similar events. Stock incentive grants may be in the form of options, stock appreciation rights, stock awards or a combination thereof.

Options granted under the Incentive Plan may be either "Incentive stock options," which qualify for special tax treatment under Section 422 of the Internal Revenue Code (the "Code"), or nonstatutory stock options, which do not qualify. Incentive stock options may only be granted to persons who are employees of the Company. Options will expire at such time as the compensation Committee determines, provided that no stock option may be exercisable later than ten years from its grant, except that the maximum term of any incentive stock option granted to a person who owns, directly or indirectly, 10% or more of the combined voting power of the Company's capital stock (a "10% Shareholder") shall be five years. If an optionee ceases to be an employee by reason of death, incapacity of retirement, the option shall terminate fifteen months after the optionee ceases to be an employee. If an optionee ceases to be an employee because of resignation with the consent of the compensation committee, the option will terminate three months after the optionee ceases to be an employee. If an optionee ceases to be an employee or director for any other reason, the option will expire thirty days after the optionee ceases to be an employee.

The option price per share is determined by the Compensation Committee, except for incentive stock options which cannot be less than 100% of the fair market value of the Common Stock on the date such option is granted or less than 110% of such fair market value if the optionee is a 10% shareholder. Payment of the exercise price may be made in cash, or, unless otherwise provided by the Compensation Committee, in shares of Common Stock delivered to the Company by the optionee or by withholding of shares issuable upon exercise of the option or in a combination thereof. Each Option shall be exercisable in full or in part not less than six months after the date the Option is granted, or may become exercisable in one or more installments at such later time or times as the Committee shall determine. In the event of a "change in control" as defined under the Incentive Plan, generally any stock incentives which have been outstanding for at least six months shall be immediately exercisable. Each option shall be exercised in full or in part. Options are not transferable other than by will or the laws of descent and distribution, and may be exercised during the life of the employee or director only by him or her. No Incentive Stock Options may be granted under the Incentive Plan after November 8, 2007. However, any options outstanding on November 8, 2007 will remain in effect in accordance with their terms.

The Incentive Plan also provides for the granting of stock appreciation rights ("SAR"), which entitle the holder to receive upon exercise an amount in cash and/or stock which is equal to the appreciation in the fair market value of the Common stock between the date of the grant and the date of exercise. The number of shares of Common Stock to which a SAR relates, the period in which it can be exercised, and other terms and conditions shall be determined by the Compensation committee, provided, however, that such expiration date shall not be later than ten years from the date of the grant. SARS are not transferable other than by will or the laws of descent and distribution, and may be exercised during the life of the grant only by the grantee. The SARS are subject to the same rules regarding expiration upon a grantee's cessation of employment or directorship, as pertains to options, discussed above.

The Compensation Committee may also award shares of Common Stock ("stock awards") in payment of certain incentive compensation, subject to such conditions and restrictions as the committee may determine. All shares of Common Stock subject to a stock award will be valued at not less than 100% of the fair market value of such shares on the date the stock award is granted. The number of shares of Common stock which may be granted as a stock award in any calendar year may not exceed 80,000.

The Incentive Plan will be administered by the compensation Committee, which has the authority to prescribe, amend and rescind rules and regulations relating to the Plan, to accelerate the exercise date of any option, to interpret the Plan and to make all necessary determinations in administering the Plan. The Incentive Plan will remain in effect until such time as it is terminated by the Board of Directors. The Incentive Plan may be amended by the Board of Directors upon the recommendation of the Compensation Committee, except that, without stockholder approval, the Plan may not be amended to: increase the number of shares subject to issuance under the Plan: change the class of persons eligible to participate under the Plan: withdraw the administration of the Plan from the Compensation Committee, or, to permit any option to be exercised more than ten years after the date it was granted. As of the date of the Form 10-KSB, the Compensation Committee has yet to be formed, and no stock incentives have been granted under the Incentive Plan.

EMPLOYMENT AGREEMENTS

Pursuant to an employment agreement dated as of December 1, 1997, the Company employed William Miller ("Miller") as its Chairman of the Board and Chief Executive Officer over a term commencing on December 1, 1997 and expiring on December 31, 2002. On February 7, 2000, the Company extended Mr. Miller's one additional year to December 31, 2003 and agreed to sell to Mr. Miller 240,000 shares of Havana's Common Stock at the then fair market value of $.4044 per share. This agreement is currently extended on a month-to-month basis. The agreement provides for:
(i)  a base annual salary of $100,000;
(ii) a cash bonus pool for key management personnel administered by the Board of Directors or a Compensation Committee under which a cash bonus will be paid to Miller in an amount ranging from 0% to 50% of Miller's prior year's base salary;
(iii) five-year warrants to purchase 200,000 shares of the Company's Common Stock at an exercise price of $6.00 per share, which warrants on May 14, 1998 automatically converted into 200,000 Class A Warrants identical to those sold to the public in connection with its initial public offering which was later sold by Mr. Miller;

(iv) in the event the Company engages in any interim financing in order to raise capital for any venture, subsidiary acquisition or similar transaction, Miller shall have the option to participate in, or match the terms of, any such interim financing such that the terms offered to Miller are the same or similar to those terms offered to such non-affiliated third party, and Miller is given the opportunity to participate up to an amount equal to the amount of financing provided by any third party and
(v)  ten-year options to purchase 200,000 shares of the Company's Common Stock.

As of March 31, 2004, Mr. Miller has options to purchase 200,000 shares which are vested and are currently exercisable at $.4044. On February 4, 2000 Mr. Miller's options which were originally exercisable at $6.00, subject to adjustment, were cancelled and were re-granted on terms identical to those in his original options except the exercise price was lowered to $.4044 per common share representing the market value of the Company's common stock at February 4, 2000. On June 30, 1999, Mr. Miller received 200,000 warrants in exchange for his waiver of a total of $42,000 of monies due him. Since fiscal year 2000, due to a lack of working capital, Mr. Miller has accrued salary from time-to-time. See "Item 12."

Miller's employment agreement provides for indemnification to the full extent permitted by law. Provided Miller beneficially owns less than 50% of the Company's then outstanding voting stock, Miller is entitled to terminate the agreement on 30 days' prior written notice upon the incurrence of one of the following events: (a) the failure of the Company to re-elect him as Chief Executive Officer; (b) a material change in his responsibilities, functions or duties; (c) a material breach of the agreement by the Company; or (d) the liquidation or dissolution, or consolidation, merger or other business combination of the Company, or transfer of all or substantially all of the Company' assets unless such consolidation, merger, or business combination does not adversely affect Miller's position or the dignity or responsibilities of Miller. The employment agreement can be terminated by the Company at any time for cause (as defined in the agreement) on 30 days' prior written notice. In the event that the agreement is terminated by the Company without cause or by Miller (as described below) due to a material change in his responsibilities, functions or duties, the Company shall pay Miller a lump sum on the date of termination as severance pay an amount derived by multiplying the factor 2.99 by the sum of Miller's salary and bonus paid in the year prior to the year of termination. In the event the agreement expires and Miller is not re-hired as Chairman of the Board and Chief Executive Officer of the Company on terms mutually acceptable to the parties, the Company shall pay in a lump sum on the date of termination severance compensation to Miller in an amount equal to Miller's salary and bonus paid in the year ending December 31, 2002. In the event that (i) any person other than Miller, Jeanne E. Miller (Miller's wife), Duncan Hill or their affiliates by any means of purchase or acquisition becomes the beneficial owner of more than 50% of the Company's outstanding Common Stock or (ii) the Company enters into an agreement of reorganization, consolidation or merger of the Company with one or more corporations as a result of which the Company is not the surviving corporation or an agreement to sell all or substantially all of the assets of the Company, then all of Miller's options to purchase Common Stock of the Company outstanding at the time of the event and which were granted six months or more prior to the event, shall immediately become exercisable in full. Thereafter, upon the written election of Miller given within 180 days of the event, the Company shall repurchase for cash all or any part of the options as specified in the written election at a price per share equal to the difference in the fair market value of the Company's Common Stock on the date of the event and the option exercise price per share.

Pursuant to an amendment to Mr. Miller's employment contract, the Company has the right to pay Mr. Miller's base salary in whole or in part in cash or in Common Stock of the Company. In the case of Common Stock, the Company is obligated to register the Common Stock on a Form S-8 Registration Statement. The amended employment contract gave Mr. Miller the right to convert any amounts owed to him at July 29, 2002 into convertible promissory notes or into Common Stock of the Company at the price per share in existence on July 29, 2002 provided such election was made no later than August 31, 2002. In this respect, as disclosed under Item 12, Mr. Miller converted $112,500 into 2,500,000 shares of Common Stock.

In October 2002, the Company entered into a 15-month employment contract to retain the services of Frederick Berndt as an executive officer. Mr. Berndt is entitled to receive an annual salary of $65,000 plus such bonuses as determined by the Board of Directors of the Company. The Company has the right to terminate the agreement at any time with cause on 30 days prior written notice. Mr. Berndt may terminate the agreement on 30 days prior written notice if the Company fails to re-elect him as an executive officer, any material change in executive's functions, duties and responsibilities, the liquidation or dissolution or transfer of substantially all of the assets into another corporation which would adversely affect executive's position and any material breach of the agreement by the Company. To date, Mr. Berndt has accrued $40,460 of his salary due under his employment contract.

LIMITATION OF LIABILITY AND INDEMNIFICATION MATTERS

The Company's Certificate of Incorporation contains a provision eliminating the personal monetary liability of directors to the extent allowed under the General Corporation Law of the State of Delaware. Under the provision, a stockholder is able to prosecute an action against a director for monetary damages only if he can show a breach of the duty of loyalty, a failure to act in good faith, intentional misconduct, a knowing violation of law, an improper personal benefit or an illegal dividend or stock repurchase, as referred to in the provision, and not "negligence" or "gross negligence" in satisfying his duty of care. In addition, the provision applies only to claims against a director arising out of his role as a director and not, if he is also an officer, his role as an officer or in any other capacity or to his responsibilities under any other law, such as the federal securities laws. In addition, the Company's Bylaws provide that the Company will indemnify its directors, officers, employees and other agents to the fullest extent permitted by Delaware law. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

DIRECTORS COMPENSATION

When working capital permits, the Company pays its directors who are not also employees of the Company $500 for each meeting attended and will reimburse such directors for travel and other expenses incurred by them in connection with attending Board of Directors meetings. Miller received options and other compensation pursuant to his employment contract as discussed under "Employment Contract." In August 2002, the Company granted each of three director's options to purchase 400,000 shares of Common Stock at an exercise price of $.25 per share. The options have a term of five years and are vested one-third immediately, one-third on August 15, 2003 and the balance on August 15, 2004.

POTENTIAL CONFLICTS OF INTEREST

Miller is a co-founder of the Company's parent, Duncan Hill. Miller is currently the President of Duncan Hill, as well as Chairman of the Board of Directors and Chief Executive Officer of Zenvesco, Inc. and the Company. He was formerly Chairman of the board and Chief Executive Officer of Kids Stuff, Inc. which ceased its operations in 2002. Miller's employment agreement with the Company provides that he shall be permitted to devote such time to managing his affiliated companies, as he deems appropriate. Accordingly, Miller is not devoting his full-time attention to managing the operations of the Company. Thus, conflicts of interest could potentially develop (i) to the extent that Miller is not able to devote his full-time and attention to a matter that would otherwise require the full-time and attention of a business' chief executive officer, (ii) involving competition for business opportunities, and (iii) involving transactions between the Company and its affiliated companies. The Company has not adopted any procedure for dealing with such conflicts of interest, except that the Company's Board of Directors has adopted a policy that all new transactions between the Company and his affiliated companies must be approved by at least a majority of the Company's disinterested directors.

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

The following table sets forth as of March 31, 2004, certain information with respect to the beneficial ownership of Common Stock and Series A and Series B Preferred Stock by each person or entity known by the Company to be the beneficial owner of 5% or more of such shares, each officer and director of the Company, and all officers and directors of the Company as a group.

                                                                                Shares of Series A and B
                                         Shares of                              Preferred
                                         Common Stock                           Stock
                                         Beneficially Owned                     Beneficially Owned
                                         -------------------                    --------------------------
 NAME AND ADDRESS OF
 BENEFICIAL OWNERS(1)(2)                    NUMBER       PERCENT(3)               NUMBER          PERCENT(4)
-------------------------------------------------------------------------------------------------------------

 Duncan Hill, Inc.                        866,000(4)       4.3%                6,100,000(4)         100%

 William L. Miller (5)(8)               3,966,000(8)      19.0                 6,100,000(5)         100%

 Chet Idziszek (6) (7)                    600,000          2.9                      -0-              -0-

 Orin E. Atkins (6)                       400,000          1.9                      -0-              -0-

 Richard DeY Manning (6)                  400,000          1.9                      -0-              -0-

 Frederick Berndt(9)                    3,900,000         18.8                      -0-              -0-

 All five Officers and
 Directors and
 Duncan Hill as a Group (10)            9,556,000         43.2                 6,100,000(5)          100%

 Steven Heard                           4,600,000         22.8                      -0-              -0-

_____________

(1) Beneficial ownership as reported in the table above has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934 (the "Exchange Act"). or investment power, have been deemed beneficially owned. Accordingly, except as noted, all of the Company's securities over which the officers and directors and nominees named, or as a group, directly or indirectly have, or share voting.

(2) All addresses are c/o The Havana Group, Inc., 7090 Whipple Avenue N.W., North Canton, Ohio 44720.

(3) Calculated based upon 20,207,701 shares of Common Stock outstanding without giving effect to the possible exercise of outstanding Class A Warrants and Options, except those required under the attribution rules of the Exchange Act.

(4) Calculated based upon 5,000,000 shares of Series A Preferred Stock and 1,100,000 Series B Preferred Stock outstanding. The holders of the Series A Preferred Stock are entitled to one vote for each share held of record on all matters submitted to a vote of the stockholders. The Series A Preferred Stock has no conversion right. Each share of Series B Preferred Stock is convertible at the option of the holder into one share of Common Stock at any time after the Company has pre-tax earnings of at least $500,000 in any calendar year.

(5) Mr. Miller may be deemed to beneficially own all Duncan Hill's shares of capital stock based upon his and his wife's 68% controlling interest in Duncan Hill's shares of Common Stock. The table above reflects his controlling interest of 866,000 shares owned by Duncan and 2,700,000 shares of Havana's Common Stock and options and warrants to purchase 400,000 shares of Common Stock, which are directly beneficially owned by him. Mr. Miller by virtue of his beneficial ownership of Common Stock and Preferred Stock has the right to vote 10,066,000 shares of the Company's Voting Stock (exclusive of his 400,000 shares issuable upon exercise of outstanding options and warrants) representing 37.6% of the outstanding Voting Stock of the Company.

(6) Includes options to purchase 400,000 shares of Common Stock.

(7) Does not include 1,000,000 shares of Common Stock which will be issued to a company controlled by him at such time as the first payment is made to Cynthia Holdings Ltd. as described in Item 12.

(8) Mr. Miller has granted Company's securities counsel an option to purchase 100,000 of shares of Common Stock subject to the approval of the Company's Board of Directors. Mr. Miller further agreed that, should Board approval not be forthcoming, Mr. Miller would provide the Common Stock owned by him personally. The exercise price is $.30 per share.

(9) Does not include 325,000 shares owned by his father, Frederick E. Berndt.

(10) Includes options and warrants to purchase 1,600,000 shares.

ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

On December 8, 1997, the Company sold 1,100,000 shares of its Series B Preferred Stock to Duncan Hill, Inc. in exchange for Duncan Hill's assumption of $300,000 of indebtedness owing to an affiliate. The holder of each share of Series B Preferred Stock is entitled to receive, when, as and if declared by the Board of Directors of the Company, out of funds legally available therefore, cumulative quarterly cash dividends at the rate of $.025 per share, quarterly on March 31, June 30, September 30 and December 31 commencing with March 31, 1998. All issued and outstanding shares of Series B Preferred Stock are owned by Duncan Hill. No Preferred Stock dividends have been paid as of the filing date of this Form 10-KSB. As of March 31, 2004, accrued and unpaid dividends totaled $687,500.

In November 2001 the Company issued to William Miller, CEO, a secured one-year 5% promissory note for partial payment of wages due in the amount of $150,000. The promissory note is secured by the assets of the Company and remains unpaid as of the filing date of this Form 10-KSB.

In September 2001 the Company entered into an agreement with Equity Securities, Inc, for the performance of certain services. Equity Securities Inc. was paid in the form of a warrant for 500,000 shares of the Company's common stock at an exercise price of $0.10 per share. The warrant expires in September 2006.

Agreement with Kids Stuff and Zenvesco
--------------------------------------

In January 2002, our affiliate, Kids Stuff, subleased the remaining office space available at our facility. In April 2002, substantially all of Kids Stuff's assets were assigned to its major secured creditor, Zenvesco, which continues to rent space on a month-to-month basis. Reference is made to Item 2 regarding an arrangement to share our facility lease with Zenvesco, Inc., a company controlled by William L. Miller, Chief Executive Officer of the Company. Our current verbal agreement shares equally the facility expense and related costs, and provides for sharing the overhead expense on a pro-rata basis. Overhead expenses include accounting, data processing, marketing, purchasing, and administration.

Agreement to Acquire Bible Resources, Inc.
------------------------------------------

In July 2002, the Company entered into an Agreement in Principle to acquire 100% of the capital stock of Bible Resources, Inc., a newly formed Nevada corporation, from Frederick C. Berndt and Steven Heard. See Item 1 "Recent Developments"

Revised agreement for Santa Rosa Project at April 30, 2003
----------------------------------------------------------

The Company renegotiated its agreement to acquire an effective 50% interest in the Santa Rosa property and entered into a new agreement (the "Santa Rosa Agreement") on April 30, 2003. The New Agreement obligates Cynthia to sell to Havana up to a 50% ownership interest in Cynthia for $1,500,000 with the purchase price adjusted to that amount that the purchase price would have equaled had it been converted into Canadian dollars on July 31, 2002, (estimated at $1,800,000 as of March 31,2004). See Item 1 "Recent Developments"

Agreement with Elwood Junot, Jr.
--------------------------------

Pursuant to an agreement dated August 25, 2002, the Company entered into an agreement to hire Elwood Junot, Jr. as an employee of the Company and to work under the direction of the Company's Chief Executive Officer. His main areas of responsibility involved establishing a marketing plan and communications system for distributing information about the Company to its customers and suppliers and to aid in development of the Company's business plans. Mr. Junot was paid a salary of $500 per month during the six-month term of the agreement, which expired in February 2003 and he received options to purchase 300,000 shares of common stock exercisable at $.10 per share. Of the 300,000 options, 60,000 were exercised in the third quarter of 2002 and the remaining 240,000 were exercised in the first quarter of 2003. The 300,000 shares issued to Mr. Junot were registered on a Form S-8 Registration Statement filed in August 2002.

Loans from William Miller and Chet Idziszek
-------------------------------------------

In August 2002, the Company borrowed $50,000 from William Miller and $50,000 from Chet Idziszek, who became a director of the Company in August 2002. The $100,000 in loans were necessary to keep the Company in business while it attempted to acquire Bible and secure additional financing, of which there can be no assurances given. As an inducement for these loans, the Company issued 200,000 shares of its Common Stock to each lender. These loans were repayable in 60 days from August 13, 2002, together with interest at the rate of 6% per annum. At the September 23, 2002 meeting of the Board of Directors Mr. Miller and Mr. Idziszek, both of whom are Directors of the Company, agreed to extend the October 13, 2002 due date of the notes to not demand payment until after the Company successfully raises additional financing. Mr. Miller has, in the past loaned money to the Company. As of July 29, 2002, Mr. Miller was owed approximately $267,000 consisting of business expenses, accrued salaries, and an outstanding loan in the amount of $150,000 as described above in paragraph
(iii). Mr. Miller and the Company, subject to approval of the disinterested members of the Board of Directors which was obtained in August 2002, agreed that Mr. Miller had the right to convert all or a portion of his indebtedness at July 29, 2002 into shares of the Company's Common Stock. In this regard, Mr. Miller converted amounts owed to him of $112,500 into 2.5 million shares of the Company's unregistered common Stock in September 2002. Since then, Mr. Miller's affiliated company, Camden Structure, Inc. has loaned an additional $101,000 to the Company to finance its continuing operations and Mr. Miller has continued to accrue a portion of his salary. As of December 31, 2003, Mr. Miller and affiliates were owed on demand approximately $558,000 for cash loans and accrued salary.

Agreement with Douglas C. Furth and Nathan D. Zegura
----------------------------------------------------

As described herein, in September 2001, the Company issued a Equity Securities, Inc., an advisor to the Company, a warrant to purchase 500,000 shares of the Company's Common Stock at an exercise price of $.10 per share. Subsequent to the issuance of this warrant, Douglas C. Furth purchased this warrant and sought to provide services to the Company. Previously, on May 8, 2003, Douglas C. Furth and Nathan D. Zegura, each loaned the Company $5,000. Said loans were repayable by the Company from proceeds of a sale of Securities.

On November 17, 2003, the Consultants submitted an offer of settlement to the Company to resolve certain disputes that have arisen between them and the Company, to retire the $10,000 loan made to the Company by the consultants and to repurchase the warrants to purchase 500,000 shares. The offer of settlement agreement was executed in February 2004 by the Company and $15,000 has been paid pursuant to said agreement.

Agreement with Castle Rock Resources, Inc.
------------------------------------------

In July 2003, the Company entered into an agreement with Castle Rock Resources, Inc. The agreement commenced on July 21, 2003 and expires on July 21, 2006. Pursuant to this agreement, Castle Rock will provide consulting and related services to assist the Company in locating oil and gas properties and provide the non-exclusive services of certain named persons, including, without limitation, E. Jamie Schloss, who will be available to propose oil and gas properties to the Company for drilling. The agreement provides the Company with a 30 day right of first refusal on each prospect property. In consideration for Castle Rock entering into the consulting agreement and the right of first refusal referenced therein, Castle Rock received options to purchase 400,000 shares of the Company's unrestricted Common Stock at $.25 per share. Castle Rock is also entitled to receive a fee of $5,000 per month on all wells which are proposed by Castle Rock and drilled by the Company as a management fee for overseeing operations of the well and making all distributions to the partners in these wells. Castle Rock is entitled to reimbursement of certain expenses and will receive a 10% finder's fee on all cash raised by Castle Rock on behalf of the Company. The finder's fee is payable in cash or stock at Castle Rock's option. If said option is exercised by Castle Rock (or the Company believes it intends to exercise said option), the Company would have to file a registration statement to register the resale of the underlying options in order to substantially meet its commitment of unrestricted Common Stock to be delivered upon the exercise of options.

Agreement with Steven Heard
---------------------------

Steven Heard is a principal stockholder of the Company. Since July 2003, the Company has a verbal agreement with Mr. Heard to pay him a 10% finder's fee on all monies raised by the Company in which he was directly responsible for assisting the Company in raising such capital. To date, the Company has paid Mr. Heard an aggregate of $29,600 under said agreement.

Trademark Applications - Settlement Agreement
---------------------------------------------

The Company filed certain trademark applications for the mark "Zigarette" and "Zigarettes" for "cigarette making machines for packing cigarette tobacco into cigarette tubes." In July and September, 2003, the Company entered into settlement agreements with two parties pursuant to which the Company agreed to abandon their trademark applications and execute certain trademark assignments for a total of approximately $40,000. The Company received approximately $22,000 before payment of all applicable legal fees and trademark filing costs.

Agreement with Financial Advisor
--------------------------------

On August 19, 2003, the Company entered into an agreement with a Jersey City, New Jersey based brokerage firm and member of the National Association of Securities Dealers, Inc. to act as financial advisor, investment banker and placement agent (the "advisor") in an attempt to raise up to $7,500,000( currently $6,400,000)for the Company. The agreement was for a term of six months and would be extended for up to an additional 60 days if substantial progress had been made in the Company's fund raising efforts pursuant to said agreement. To date, no monies have been raised pursuant to this agreement and the Company is working with the advisor to prepare a private placement offering of the Company's Common Stock at a price that will depend on the market conditions of the Company at the time of the completion of said memorandum. The agreement calls for the advisor to receive a monthly fee of $7,500 and certain commissions and advisory fees payable in cash and in warrants. As of the filing date of this Form 10-KSB, the Company is also seeking to raise financing from the sale of its restricted Common Stock outside of the efforts of this advisor. The Company has accrued several months of consulting fees payable to the advisor and it is currently re-evaluating whether or not to continue its relationship with the advisor.

Product Liability through Duncan Hill, Inc.
-------------------------------------------

There is a possibility that someone could claim personal injury or property damage resulting from the use of products purchased from the Company. As a seller of tobacco products, the Company is exposed to potential liability. Since 1990, an affiliated company, Duncan Hill, Inc., has maintained, for itself and its subsidiaries (including the Company), product liability insurance. Currently, the amount of coverage is $1 million per occurrence and $2 million in the aggregate. The policies are for a period of two years and are currently in effect through September 17, 2004.

Loans made by Non-Affiliated Persons
------------------------------------

Douglas D. Carli made loans of $15,000 and $10,000 to the Company on January 27, 2003 and May 5, 2003, respectively. In May 2003, the Company combined the two promissory notes and issued a single promissory note of $25,000. The newly issued promissory note was due January 31, 2004 with interest at the rate of 10% per annum. The two promissory notes previously issued were canceled accordingly. The foregoing loans are in default and are payable upon demand.

On March 31 and June 27, 2003, the Company borrowed $20,000 and $10,000, respectively, from Windows of Heaven. In June 2003, the Company combined the two promissory notes and issued a single promissory note of $30,000. The newly issued promissory note was due January 31, 2004 with interest at the rate of 6% per annum. The two promissory notes previously issued were canceled accordingly. Further, a total of 120,000 shares of the Company's Common Stock were issuable to the lender upon completion of the loan agreement. The foregoing loans are in default and are payable upon demand.

On July 14, 2003, Robert A. Harmelink loaned the Company $16,000 and is entitled to receive 42,700 shares of the Company's Common Stock. The loan was due January 31, 2004 together with interest at the rate of 6% per annum.

Sale of Common Stock to Non-Affiliated Persons
----------------------------------------------

In July 2003, the Company sold 1,366,667 shares at a purchase price of $.15 per share to three non-affiliated persons. In December 2003, the Company sold 500,000 shares of its Common Stock to one non-affiliated person at a purchase price of $.10 per share. In the first quarter of 2004, the Company sold 1,123,334 shares of its Common Stock to nine non-affiliated persons at a purchase price of $.15 per share.

OTHER TRANSACTIONS

In the third quarter of 2002, the Company issued 50,000 shares of its Common Stock for legal services rendered in lieu of the payment of cash.

In August 2002, the Company's Board of Directors was expanded to four members and included William Miller, Chief Executive Officer, and three new directors namely, Chet Idziszek, Orin Atkins and Richard DeY Manning. John Cobb and Clark
D. Swisher resigned from the Board to pursue other business interests. The Company deemed all of Cobb and Swisher's 30,000 options exercisable at $.4044 per share held by each to be fully vested. Five year options to purchase 400,000 shares at $.25 per share were granted to each new board member with a vesting schedule of 150,000 on the date of grant, 125,000 shares in August 2003 and 125,000 shares in August 2004 with 100% vesting to occur when the Company has pre-tax profits of $500,000 in any calendar year.

ITEM 13. EXHIBITS AND REPORTS ON FORM 8-K.

(a) Exhibits

a). All Exhibits have been previously filed herewith in connection with Form SB-2 Registration Statement, file No. 333-45863 unless otherwise noted.

         2.0  Certificate of Merger (Ohio)

         2.1  Certificate of Merger (Delaware)

         3.0  Certificate of Incorporation

         3.1 Form of Amendment to Certificate of Incorporation approved by stockholders on October 28, 2002 - (this exhibit is incorporated by reference to the Registrant's proxy statement filed in October 2002.

         3.2  Designation of Rights of Series A and Series B Preferred Stock

         3.3  By-Laws

         3.4 Form of Certificate of Amendment Correcting Designation of Rights of Series A and Series B Preferred Stock

         10.0 Employment Agreement with William L. Miller

         10.1 Agreement with Kids Stuff, Inc. as of January 1, 1998 10.2 1997 Long-Term Incentive Plan

         10.3 Employment Agreement dated as of December 8, 1998 with Gary Corbett.(1)

         10.4 Agreement and Plan of Reorganization dated September 23, 2002 to acquire Bible Resources, Inc.(2)

         10.5 Amendment to Mr. Miller's Employment Agreement(5)

         10.6 Regulation S Stock Purchase Agreement, dated as of April 29, 2003 between Havana Group, Inc., and Ischian Holdings, Ltd, a British Virgin Islands.

         10.7. Employment Agreement - Elwood Junot (3)

         10.8 Agreement with Frederick Berndt(5)

         11.0 Earnings per share -See Consolidated condensed statement of losses

         14.1 Code of Ethics*

         21.0 Subsidiaries of Registrant (4)

         31.1 Chief Executive Officer and Chief Financial Officer Rule 13a-14(a)/15d-14(a) Certification *

         32.1 Chief Executive Officer and Chief Financial Officer Section 1350 Certification *
-----------

*Filed herewith

(1) Incorporated by reference from the Issuer's Form 10-KSB for its fiscal year ended December 31, 1999.
(2) Incorporated by reference to Exhibit 2 contained in the Registrant's Form 8-K dated September 23, 2002 - date of earliest event.
(3) Incorporated by reference to Exhibit 10.1 contained in the Registrant's Form S-8 Registration Statement filed with the Securities and Exchange Commission on August 27, 2002.
(4) Bible Resources, Inc., a Nevada corporation, and Monarch Pipe Company, a Oklahoma corporation, are the only active subsidiaries of the Registrant at December 31, 2002. Phillips & King International, Inc., a California corporation discontinued operations in March 2002. All of the foregoing corporations are wholly-owned subsidiaries.
(5) Incorporated by reference to the Company's Form 10-KSB for its fiscal year ended December 31, 2002.

(b) Reports on Form 8-K

During the three months ended December 31, 2003, there were no reports filed or required to be filed on Form 8-K.

ITEM 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         The following table sets forth fees billed to the Company by our auditors during the fiscal years ended December 31, 2003 and 2002 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, (ii) services by our auditor that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees, (iii) services rendered in connection with tax compliance, tax advice and tax planning, and
(iv) all other fees for services rendered.

       ------------------------ ------------------- ------------------
                                 DECEMBER 31, 2003  DECEMBER 31, 2002
       ------------------------ ------------------- ------------------
       1.  Audit Fees              $  46,592           $  73,812
       ------------------------ ------------------- ------------------
       2.  Audit Related Fees             --                  --
       ------------------------ ------------------- ------------------
       3.  Tax Fees                       --                  --
       ------------------------ ------------------- ------------------
       4.  All Other Fees                 --                  --
       ------------------------ ------------------- ------------------
            Total Fees             $  46,592           $  73,812
       ------------------------ ------------------- ------------------

         Audit fees consist of fees billed for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Russell Bedford Stefanou Mirchandani LLP in connection with statutory and regulatory filings or engagements.

         Audit-related fees consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements, which are not reported under "Audit Fees." There were no Audit-Related services provided in fiscal 2003 or 2002.

         Tax fees consists of fees billed for professional services for tax compliance, tax advice and tax planning.

         All other fees consist of fees for products and services other than the services reported above. There were no management consulting services provided in fiscal 2003 or 2002.

         Prior to the Company's engagement of its independent auditor, such engagement was approved by the Company's Board of Directors. The services provided under this engagement may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to report to the Company's audit committee (or Board of Directors if no audit committee is established) at least quarterly regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The audit committee (or Board of Directors if no audit committee is established) may also pre-approve particular services on a case-by-case basis. All audit-related fees, tax fees and other fees incurred by the Company for the year ended December 31, 2003, were approved by the Company's Board of Directors.

SIGNATURES

Pursuant to the requirements Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HAVANA GROUP, INC.

By: /s/ William L. Miller
    ------------------------------------------
    William L. Miller, Chief Executive Officer

Dated: Canton, Ohio
April 14, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated:


Signatures                               Titles                                      Date
-----------                              ------                                      ----
/s/William L. Miller                     Chairman of the Board,                    April 14, 2004
---------------------------              Chief Executive Officer,
William L. Miller                        Principal Financial Officer,
                                         Treasurer and Secretary

/s/ Frederick C. Berndt                  Vice President, Director                  April 14, 2004
---------------------------
Frederick C. Berndt

/s/ Richard DeY Manning                  Director                                  April 14, 2004
---------------------------
Richard DeY Manning

/s/ Chet Idziszek                        Director                                  April 14, 2004
---------------------------
Chet Idziszek

/s/ Orin E. Atkins                       Director                                  April 14, 2004
---------------------------
Orin E. Atkins


                                   APPENDIX B

                                     FORM OF
                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                              THE HAVANA GROUP INC.


         The Havana Group, Inc., a corporation organized and existing under and by virtue of The General Corporation Law of Delaware, does hereby certify:

         FIRST: That at a duly held meeting of the Board of Directors of said Corporation, the Board duly adopted the following resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said Corporation:

                  "RESOLVED, that the Board of Directors deems it advisable, and hereby declares it to be advisable, that Article 1 of the Corporation's presently existing Certificate of Incorporation be amended, changed and altered so that, as amended, said Article shall be and read as follows:

                  "1. The name of the Corporation is "Surge Global Energy, Inc."

         SECOND: This amendment has been approved by the Corporation's Board of Directors and stockholders in accordance with the provisions of Sections 242, 228 and 222 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, said The Havana Group, Inc. has caused this Certificate to be signed by William L. Miller, its Chief Executive Officer this ___ day of July, 2004.

                                      THE HAVANA GROUP, INC.

                                      ------------------------------------------
                                      William L. Miller, Chief Executive Officer